UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BARNES GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Barnes Group Inc.

Executive Office

123 Main Street

Post Office Box 489

Bristol, Connecticut 06011-0489 U.S.A.

Tel. (860) 583-7070

March 16, 2004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 14, 2004

You are invited to attend the Annual Meeting of Stockholders of Barnes Group Inc. which will be held at the Hartford Farmington Marriott, 15 Farm Springs Road, Farmington, Connecticut 06032, at 11:00 a.m. on Wednesday, April 14, 2004, for the following purposes:

1.	To elect three directors for a three-year term;

2.	To approve the Barnes Group Inc. Stock And Incentive Award Plan;

3.	To approve the Barnes Group Inc. Non-Employee Director Deferred Stock Plan, as further amended;

4.	To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for 2004; and

5.	To transact any other business that lawfully may come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on February 17, 2004 will be entitled to vote at the meeting.

Your vote is important. Please VOTE BY PROXY USING THE TELEPHONE OR INTERNET AS SOON AS POSSIBLE as described in the enclosed proxy card or, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, whether or not you plan to attend the meeting.

Signe S. Gates

Secretary

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

APRIL 14, 2004

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Barnes Group Inc. (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders to be held on April 14, 2004 and at any adjournment thereof. A stockholder who votes by proxy using the telephone or the Internet as described in the proxy card, or signs and returns a proxy card in the accompanying form, may revoke it by notifying the Secretary of the meeting in person or in writing (including by delivery of a later dated proxy) at any time before it is voted. This Proxy Statement and the enclosed form of proxy are being sent to stockholders on or about March 16, 2004.

ELECTION OF THREE DIRECTORS FOR A THREE-YEAR TERM (Proxy Proposal 1)

The Board of Directors Recommends a Vote “For” All Nominees.

Three directors are nominated for re-election at the 2004 Annual Meeting for a three-year term (unless any of them earlier dies, resigns or is removed, as provided in the Company’s By-laws). John W. Alden, George T. Carpenter and Frank E. Grzelecki are nominated for re-election to the Board of Directors for terms expiring at the Annual Meeting in 2007. Directors are elected by a plurality of the votes cast for Proposal 1. Proxies may be voted only for the number of nominees named by the Board of Directors.

Pertinent information concerning the nominees for re-election as directors and the seven directors whose terms continue after the meeting is set forth below. Each director has been associated with his or her present organization for at least the past five years unless otherwise noted. None of the organizations listed as business affiliates of the directors is a subsidiary or other affiliate of the Company.

Nominees for Re-election

John W. Alden

Director since 2000

Current term expires 2004

Mr. Alden, 62, retired as Vice Chairman, United Parcel Service of America, Inc. in 2000. He is Chairman of the Corporate Governance Committee, and a member of the Finance Committee and the Compensation and Management Development Committee of the Company’s Board of Directors. From 1988 until his retirement, he served as a director of United Parcel Service. He is a director of Silgan Holdings Inc. and The Dun & Bradstreet Corporation.

George T. Carpenter

Director since 1985

Current term expires 2004

Mr. Carpenter, 63, is President and a director of The S. Carpenter Construction Company, which is involved in general contracting, and The Carpenter Realty Company, which is involved in real estate management. He is Chairman of the Finance Committee, and a member of the Executive Committee and the Corporate Governance Committee of the Company’s Board of Directors. He is a director of Webster Financial Corporation.

Frank E. Grzelecki

Director since 1997

Current term expires 2004

Mr. Grzelecki, 66, is retired from Handy & Harman, a diversified industrial manufacturing company, where he last was a Director and Vice Chairman in 1998. He is Chairman of the Compensation and Management Development Committee, and a member of the Executive Committee, the Audit Committee, and the Finance Committee of the Company’s Board of Directors. He was a Managing Director of Saugatuck Associates, Inc., a private investment firm, from 1999 to 2000. Mr. Grzelecki is a trustee of The Phoenix Edge Series Fund.

Continuing Directors

Thomas O. Barnes

Director since 1978

Current term expires 2006

Mr. Barnes, 55, is Chairman of the Board of Directors and an employee of the Company. He is an ex officio, non-voting member of the Executive Committee of the Company’s Board of Directors. He is a director of Valley Bank, Inc.

Gary G. Benanav

Director since 1994

Current term expires 2006

Mr. Benanav, 58, has been Chairman and Chief Executive Officer of New York Life International, LLC since 1997. He is also Vice Chairman and a Director of New York Life Insurance Company. He is Chairman of the Audit Committee, and a member of the Corporate Governance Committee and the Compensation and Management Development Committee of the Company’s Board of Directors. He is a director of Express Scripts, Inc., a full-service pharmacy benefit management company.

William S. Bristow, Jr.

Director since 1978

Current term expires 2005

Mr. Bristow, 50, is President of W.S. Bristow & Associates, Inc., which is engaged in small business development. He is Chairman of the Executive Committee, and a member of the Finance Committee of the Company’s Board of Directors.

Edmund M. Carpenter

Director since 1998

Current term expires 2005

Mr. Carpenter, 62, became President and Chief Executive Officer of the Company in 1998. He is an ex officio, non-voting member of the Executive Committee of the Company’s Board of Directors. He is a director of Campbell Soup Company and Dana Corporation.

Donald W. Griffin

Director since 2001

Current term expires 2006

Mr. Griffin, 67, retired as Chairman of the Board of Directors of Olin Corporation, a position that he held from 1996 until April, 2003. He is a member of the Audit Committee, the Corporate Governance Committee, and the Compensation and Management Development Committee of the Company’s Board of Directors. He was also President and Chief Executive Officer of Olin from 1996 through 2001. He is a director of Eastman Chemical Company and Olin Corporation.

Mylle H. Mangum

Director since 2002

Current term expires 2006

Ms. Mangum, 55, is the Chief Executive Officer of International Banking Technologies, a leading provider of branch banking solutions. She was formerly the Chief Executive Officer of True Marketing Services, focusing on consolidating marketing services companies. She is a member of the Audit Committee, the Corporate Governance Committee, and the Compensation and Management Development Committee of the Company’s Board of Directors. From 1999 to 2002, she was the Chief Executive Officer of MMS, a private equity company involved in developing and implementing marketing and loyalty programs in high-tech environments. She was President, Global Payment Systems and Senior Vice President, Strategic Planning and Expense Management for Carlson Wagonlit Travel from 1997 to 1999. She is a director of Scientific Atlanta, Inc., Payless ShoeSource, Inc., and Havertys Furniture Companies, Inc.

G. Jackson Ratcliffe, Jr.

Director since 2001

Current term expires 2005

Mr. Ratcliffe, 67, is Chairman of the Board of Directors of Hubbell Incorporated after also serving as President and Chief Executive Officer of Hubbell from 1987 through July 1, 2001. He is a member of the Audit Committee, the Finance Committee, and the Compensation and Management Development Committee of the Company’s Board of Directors. He is a director of Sunoco, Inc., Praxair, Inc. and Olin Corporation.

THE BOARD AND ITS COMMITTEES

The Board of Directors

In 2003, the Board of Directors held six regular meetings and five special meetings. Each incumbent director of the Company attended at least 90% of the meetings of the Board of Directors and Board committees on which he or she served during 2003. All of the members of the Board of Directors attended the 2003 Annual Meeting of Stockholders. In accordance with the Company’s By-laws, the Board of Directors has fixed the number of directors at ten. Each director is required to resign from the Board no later than the annual meeting of stockholders following his or her 70th birthday. Each director is required to advise the Chairman of the Board of Directors of any change in his or her status, including without limitation, a change in employment or service on other board of directors. The Chairman of the Board of Directors is designated to preside at executive meetings of non-management members of the Board of Directors. Messrs. Barnes and Bristow are second cousins. Mr. Bristow’s brother is a non-officer employee of the Company’s Barnes Distribution division.

The Board of Directors adopted Corporate Governance Guidelines which set forth requirements to be met by each director in order to be an independent director. Pursuant to the Corporate Governance Guidelines: An “Independent” Director of the Company shall be one who meets the qualification requirements for being an independent director under the corporate governance listing standards of the New York Stock Exchange, including the requirement that the Board must have affirmatively determined that the Director has no material relationships with the Company, either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company. To guide its determination whether or not a business or charitable relationship between the Company and an organization with which a Director is so affiliated is material, the Board has adopted the following categorical standards:

a.	A Director will not be Independent if, within the preceding three years, (i) the Director was employed by the Company; (ii) an immediate family member of the Director was employed by the Company as an officer; (iii) the Director was employed by or affiliated with the Company’s independent auditor; (iv) an immediate family member of the Director was employed by the Company’s independent auditor as a partner, principal or manager, or in any other professional capacity; or (v) a Company executive officer was on the board of directors of a company which employed the Company Director, or which employed an immediate family member of the Director as an officer.

b.	The following commercial and charitable relationships will not be considered material relationships that would impair a Director’s independence: (i) if a Company Director is an executive officer of another company that does business with the Company and the annual sales to, or purchases from, the Company are less than 1% of the annual revenues of the company that he or she serves as an executive officer; (ii) if a Company Director is an executive officer of another company that is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than 1% of the total consolidated assets of the company he or she serves as an executive officer; and (iii) if a Company Director serves as an officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions to the organization are less than 1% of such organization’s total annual charitable receipts, provided, that the amount of the Company’s contributions shall not include the matching of charitable contributions by Barnes Group Foundation, Inc. pursuant to the Matching Gifts Program.

c.	For relationships not covered by subsection b. above, the Directors who are Independent under the guidelines in subsection a. and b. above shall determine whether the relationship is material and, therefore, whether the Director would be Independent. The Company will explain in the next proxy statement the basis of any Board determination that a relationship was immaterial despite the fact that it did not meet the categorical standards of immateriality in subsection b. above.

d.	An Audit Committee member shall not serve simultaneously on the audit committees of more than three public companies, including the Company.

The Board of Directors has determined that each of the non-employee directors meets these standards.

The Company has a standing Audit Committee, Compensation and Management Development Committee and Corporate Governance Committee. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The current charter for each of these committees is available on the Company’s Internet website. The Company has posted its Policy Regarding Reporting of Complaints and Concerns on its website. The policy sets forth the method by which stockholders and other interested parties may communicate with the Board of Directors. The Company’s website address is www.barnesgroupinc.com.

The Audit Committee

The Audit Committee members are:

Gary G. Benanav, Chairperson

Donald W. Griffin

Frank E. Grzelecki

Mylle H. Mangum

G. Jackson Ratcliffe

The Audit Committee is responsible for oversight of accounting policies and practices, financial reporting and the internal control structure. The Audit Committee held ten meetings in 2003. The current charter for the Audit Committee, as adopted by the Board of Directors, is set forth in Annex 1 of this Proxy Statement.

The Board of Directors has determined that each of the members of the Audit Committee qualifies as an independent director under the New York Stock Exchange listing standards.

The Corporate Governance Committee

The Corporate Governance Committee members are:

John W. Alden, Chairperson

Gary G. Benanav

George T. Carpenter

Donald W. Griffin

Mylle H. Mangum

The Corporate Governance Committee makes recommendations concerning Board membership, functions and compensation. The Board of Directors has determined that each of the members of the Corporate Governance Committee qualifies as an independent director under the New York Stock Exchange listing standards. The Corporate Governance Committee serves as a nominating committee for the Company. The committee has not adopted a specific policy with respect to consideration of director candidates recommended by stockholders because the committee anticipates utilizing the criteria set forth in the Corporate Governance Guidelines adopted by the Board of Directors for reviewing and selecting all director nominees. The Corporate Governance Guidelines provide that nominees for Directors are to be selected based on, among other things, their character, wisdom, judgment, ability to make independent analytical inquiries, business experience and skills. In addition, consideration will be given to a nominee’s understanding of the Company’s business environment and ability to act on behalf of the Company’s stockholders. If a stockholder recommends a candidate for nomination by the Corporate Governance Committee, the committee would evaluate that candidate in the same manner as all other candidates to be nominees for director. Any stockholder wishing to submit such a recommendation should do so in a writing addressed to Barnes Group Inc., 123 Main Street, P.O. Box 489, Bristol, Connecticut 06011-0489, Attention: the Chairman of the Corporate Governance Committee, care of the General Counsel. Stockholder nominations must be made in accordance with the procedures set forth in the Company’s By-laws. A summary of these procedures is set forth below in this proxy statement under the caption “Stockholder Proposals for 2005 Annual Meeting.” The Corporate Governance Committee held two meetings in 2003.

The Compensation and Management Development Committee

The Compensation and Management Development Committee members are:

Frank E. Grzelecki, Chairperson

John W. Alden

Gary G. Benanav

Donald W. Griffin

Mylle H. Mangum

G. Jackson Ratcliffe

The Compensation and Management Development Committee administers the Company’s incentive and stock plans, sets the salary of the President and Chief Executive Officer, and reviews and approves the compensation of the other executive officers. The Compensation and Management Development Committee held four meetings in 2003.

COMPENSATION OF DIRECTORS

During 2003, the annual retainer for directors was $35,000. The fee for attending a board or committee meeting was $1,000 ($1,500 if held outside of Connecticut or New York City), except that the committee chairperson received an additional $500 for each meeting at which he or she presided. Directors receive a fee of $1,500 per meeting if they attended either of the semi-annual meetings of the senior managers of the Company. Messrs. Barnes and E.M. Carpenter do not receive a retainer or meeting fees for service as directors. Mr. Benanav, in his role as Chairman of the Audit Committee, received a fee of $3,000, in connection with his work with respect to the requirements established for audit committees under the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange listing standards. Mr. Grzelecki, in his role as Chairman of the Compensation and Management Development Committee, received a fee of $4,000, in connection with his interviewing of candidates for executive positions with the Company and his work with independent compensation consultants retained by the committee to review the Company’s executive compensation practices. Mr. Barnes received $250,000 for serving as Chairman and performing various other duties as a nonexecutive employee of the Company. The other duties performed by Mr. Barnes include working with the President and Chief Executive Officer to develop relationships with possible strategic partners, and engaging in various operational corporate activities when requested, chairing Barnes Group Foundation, Inc., serving on the NHK-Associated Spring Suspension Components Inc. Board of Directors, and maintaining an active role in community affairs in the Bristol and Hartford areas. Pursuant to the Non-Employee Director Deferred Stock Plan each non-employee director was granted the right to receive 6,000 shares of Company common stock when his or her membership on the Board terminates. The plan also provides for the payment of dividend equivalents equal to 6,000 times the dividend per share for each dividend payment date.1 In addition, in 2003, each of the directors other than Mr. E.M. Carpenter was granted 2,000 restricted stock units of Company common stock under the Barnes Group Inc. Amended Employee Stock and Ownership Program (the “Employee Stock and Ownership Program”). These restricted stock units vest on the fifth anniversary of the grant date. Dividend equivalents equal to the dividend per share are paid on each restricted stock unit for each dividend payment date.

Effective January 1, 2004, the fee for attending a board or committee meeting will be $1,500; provided that the fee for a telephonic meeting or telephonic participation in a non-telephonic meeting will be $1,000. The annual director retainer remains at $35,000. In addition to the annual director retainer, committee chairpersons will be paid an annual retainer as follows: Audit Committee Chair, $10,000; Compensation and Management Development Committee Chair, $5,000; and other committee chairs, $2,500.

[1]	Mr. Barnes became a participant in the plan when it was adopted in 1987. He became an employee in 1993 and continues to participate in the plan.

STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

As of January 1, 2004, the Company’s directors, named executive officers (as identified in the Summary Compensation Table), and directors and officers as a group beneficially owned the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), shown below:

Name of Person or Group	Amount and Nature of Beneficial Ownership[1]	Percent of Common Stock

John W. Alden	19,000	*
Thomas O. Barnes	648,798	2.8%
Gary G. Benanav	34,391	*
William S. Bristow, Jr.	297,641	1.3%
Edmund M. Carpenter	956,019	4.0%
George T. Carpenter	144,522	*
William C. Denninger	174,626	*
A. Keith Drewett	182,154	*
Signe S. Gates	210,475	*
Donald W. Griffin	12,027	*
Frank E. Grzelecki	22,333	*
Mylle H. Mangum	7,036	*
Gregory F. Milzcik	227,092	1.0%
G. Jackson Ratcliffe	11,539	*

Directors & executive officers as a group (22 persons)	3,729,241	14.9%

*	Less than 1% of Common Stock beneficially owned.

Note to the above table:

[1]	The named person or group has sole voting and investment power with respect to the shares listed in this column, except as set forth in this Note.

Mr. Barnes has sole voting and sole investment power with respect to 109,654 shares and sole voting and shared investment power with respect to 311,837 shares. Included in Mr. G.T. Carpenter’s total are 105,447 shares held by corporations through which he has voting control. Mr. Bristow has shared voting and shared investment power with respect to 237,042 shares which are held in various trusts which he has the power to revoke.

The shares listed for Messrs. Alden, Barnes, Benanav, Bristow, E.M. Carpenter, G.T. Carpenter, Denninger, Drewett, Griffin, Grzelecki, Milzcik and Ratcliffe and Mses. Gates and Mangum and the directors and officers as a group include 10,000; 64,933; 24,333; 24,333; 753,937; 24,333; 142,402; 154,750; 5,000; 16,333; 184,666; 5,000; 184,442; 834; and 2,235,538 shares, respectively, which they have the right to acquire within 60 days after January 1, 2004. The shares listed for Messrs. Barnes, E.M. Carpenter, Denninger, Drewett, Milzcik and Ms. Gates, and the directors and officers as a group include 8,187; 4,339; 2,306; 950; 2,260; 3,795; and 60,148 shares, respectively, over which they have shared investment power. These shares are held under the Company’s Retirement Savings Plan. The shares listed for Messrs. Barnes, Benanav, Bristow, G.T. Carpenter, Griffin, Grzelecki, and Ratcliffe and Ms. Mangum include 6,000 shares that each of them has the right to receive under the Non-Employee Director Deferred Stock Plan described above under the heading “Compensation of Directors.”

The shares listed for Messrs. E.M. Carpenter, Denninger, Drewett, Milzcik, and Ms. Gates and the directors and officers as a group do not include 151,995; 29,505; 29,505; 25,057; 23,985 and 344,945 restricted stock unit awards, respectively, that the holders may have the right to receive on a future date pursuant to the underlying agreements.

The shares listed for each of Messrs. Alden, Barnes, Benanav, Bristow, G. T. Carpenter, Griffin, Grzelecki and Ratcliffe and Ms. Mangum do not include 2,000 restricted stock unit awards that the holders may have the right to receive on a future date pursuant to the underlying agreements.

The number of shares reported as beneficially owned has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

BENEFICIAL OWNERS OF MORE THAN 5% OF SHARES

The individuals and institutions set forth below are the only persons known by the Company to be beneficial owners of more than 5% of the outstanding shares of Common Stock (as of December 31, 2003, in each case as indicated in the notes to this table):

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock

The Barnes Group Inc. Retirement Savings Plan[1]	2,830,359	12.3%
123 Main Street
Bristol, Connecticut 06011-0489

FleetBoston Financial Corporation[2]	2,083,438	11.0%
100 Federal Street
Boston, Massachusetts 02110

Mr. Wallace Barnes[3]	1,876,322	8.2%
1875 Perkins Street
Bristol, Connecticut 06010

Notes to the above table:

[1]	As of December 31, 2003, The Barnes Group Inc. Retirement Savings Plan (“RSP”) as reported on a Schedule 13G filed with the Securities and Exchange Commission (“SEC”) on February 6, 2004. According to such filing, the RSP had shared investment power with respect to 2,830,359 shares.

[2]	As of December 31, 2003, FleetBoston Financial Corporation (“Fleet”) as reported on a Schedule 13G filed with the SEC on February 13, 2004. According to such filing, Fleet had sole voting power with respect to 466,439 shares; sole investment power with respect to 408,706 shares; and shared investment power with respect to 1,667,886 shares.

[3]	As of December 31, 2003, as reported on a Schedule 13G filed with the SEC on February 3, 2004. According to such filing, he had sole voting power with respect to 1,876,322 shares; sole investment power with respect to 1,051,857 shares; and shared investment power with respect to 824,465 shares. The reported ownership number does not include 30,000 shares, which are held by a private charitable foundation established by Mr. Barnes, as to which shares he disclaims beneficial ownership, and 32,712 shares held by his wife for which he has no voting or investment powers.

AUDIT COMMITTEE REPORT

To Our Fellow Stockholders at Barnes Group Inc.:

We, the members of the Audit Committee of the Board of Directors, are independent directors, as defined by the New York Stock Exchange and affirmatively determined by the Board of Directors. Management is responsible for the Company’s financial reporting process and internal controls. The responsibility of the Committee is to provide general oversight of the Company’s financial accounting, reporting and underlying internal controls. The Committee provides additional oversight of the Company’s Corporate Compliance Program. The Committee has the ultimate authority for the selection, evaluation and retention of the independent auditors.

The Audit Committee operates under a charter which was most recently revised in 2004. A copy of the Committee’s charter is filed with this Proxy Statement, as Annex 1. On February 12, 2004, the Committee reviewed, reassessed and revised the charter to ensure its adequacy and compliance with recently adopted rules of the Securities and Exchange Commission and listing standards of the New York Stock Exchange in effect as of such date, and concluded that the revised charter was adequate and in full compliance with such rules.

During 2003, the Committee met 10 times for the purpose of providing a forum for communication among the Directors, the Company’s independent auditors, PricewaterhouseCoopers LLP, the Company’s internal audit function and corporate management. During these meetings, the Committee reviewed and discussed with management and PricewaterhouseCoopers various matters in accordance with the provisions of the Audit Committee Charter, including the interim and the audited financial statements of the Company. In addition, the Committee met privately at its regular meetings with both the independent auditors and the internal audit function, as well as with the chief financial officer and the chief executive officer, each of whom has unrestricted access to the Audit Committee. The Committee was also advised, as contemplated by the Sarbanes-Oxley Act of 2002, of all critical accounting policies and practices of the Company, and any alternative treatments of financial information within generally accepted accounting principles and the treatment preferred by PricewaterhouseCoopers. In accordance with Statement of Auditing Standards No. 61, Communication with Audit Committees, the Committee discussed all required matters with PricewaterhouseCoopers, including the conduct of the audit of the Company’s financial statements.

In addition, the Committee obtained formal, written disclosures from PricewaterhouseCoopers, including a letter affirming their independence as required by Independence Standards Board Standard No. 1. The information contained in this letter was discussed with PricewaterhouseCoopers.

The Committee reviewed fees related to aggregate services provided by PricewaterhouseCoopers for the year 2003, and concluded that the services rendered in 2003 that were neither audit nor audit-related did not impair the independence of PricewaterhouseCoopers.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee has also selected PricewaterhouseCoopers as the Company’s independent accountants for 2004.

As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct an audit in accordance with generally accepted auditing standards. That is the responsibility of management and the Company’s independent auditors, respectively. In giving our recommendation to the Board, we have relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company’s independent auditors with respect to such financial statements.

AUDIT COMMITTEE

Gary G. Benanav, Chairperson

Donald W. Griffin

Frank E. Grzelecki

Mylle H. Mangum

G. Jackson Ratcliffe

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT

To Our Fellow Stockholders at Barnes Group Inc.:

We, the members of the Compensation and Management Development Committee of the Board of Directors of Barnes Group Inc. (the “Company”), are independent, non-employee directors with no “interlocking” relationships as defined by the Securities and Exchange Commission. We are committed to developing compensation strategies with strong ties to stockholder value creation. When Barnes Group’s stockholders win – by building lasting value through balanced, profitable, sustainable growth – Barnes’ executives win. The overarching philosophy with respect to executive compensation, therefore, is to deploy programs directly linked to the Company’s strategic business objectives and total stockholder return. If the Company’s results against its goals and targets are below preset performance thresholds, payouts under the Company’s short-term and long-term incentive programs are reduced to zero. If, however, the Company’s results exceed preset performance targets, Barnes executives have an opportunity to realize significant additional compensation. This high degree of performance linkage, and the significant leverage and risk incorporated into the programs, give Barnes Group’s executive team a very strong financial incentive to build the lasting value through balanced, profitable, sustainable growth that creates stockholder wealth.

The Committee adopted a revised charter in 2003 that outlines its duties and key practices. The charter is available on the Company’s website at www.barnesgroupinc.com.

Barnes Group’s incentive strategies incorporate “stretch” operational goals. The Company’s Board of Directors has taken an active role in the determination of these goals, and participated in the development of compensation programs directly tied to these same goals. Our objective has been to ensure appropriate balance between short-term and long-term incentives.

During 2003, the Committee retained an independent compensation consulting firm to review competitive compensation data for a group of comparative companies and for general industry, and the Company’s compensation practices in terms of competitiveness, appropriateness and alignment with Company performance. The Committee met with members of the independent compensation consulting firm both with members of Company Management and in Executive Session as part of this review. The comparison group currently consists of companies in one or more of the Company’s industries. The companies chosen for the comparison group are not necessarily the same as those represented in the stock price performance graph accompanying this report.

The key elements of Barnes Group’s executive compensation strategy are annual cash compensation, including salary and short-term incentives, and long-term incentives, including stock options, restricted stock units, and performance stock. Total direct compensation (total annual cash plus the expected value of long-term incentives at grant) is targeted to fall between market median and 75th percentiles overall.

Annual Cash Compensation

Executive officers receive a salary for ongoing performance throughout the year. Short-term incentives are generally provided based on annual performance periods. Barnes Group executives place a significant percentage of their annual cash compensation at risk under the Barnes Group Inc. Performance-Linked Bonus Plan For Selected Executive Officers, approved by stockholders at the April 12, 2001 Annual Meeting, and the Management Incentive Compensation Plan. Award opportunities are based on the performance of the Company as a whole, or the business unit over which the executive has a direct influence, and are generally paid in February based on the audited financial results of the prior year’s performance. For 2003, the performance measures were earnings per share, operating profit after tax (less a charge for the capital employed by the applicable business unit) and revenue, but may include other measures directly tied to stockholder value creation as we believe to be appropriate given changes in business conditions. Target incentive opportunities are established at the start of the year for each executive, stated as a percent of salary. Performance target, threshold, and maximum performance levels are established at the start of each operating period. If performance is below the threshold performance level established, the payout is reduced to zero. If the targeted operating results are attained, the target incentive amounts are payable. If performance exceeds the applicable maximum performance level, the maximum opportunity is awarded. For 2003, if performance exceeded the applicable maximum amounts, the following percent of salary was payable: 225% for the President and Chief Executive Officer; 150% for Group Presidents; 135% for Senior Vice Presidents; and 105% for Vice Presidents.

In 2003, the Company outperformed many of the comparative companies that serve as the compensation peer group on several key measures, and exceeded the preset performance measures indicated above of earnings per share, operating profit after tax, and/or revenue. As a result, the short-term incentives shown on page 14 were paid, consistent with the performance requirements of the Company’s short-term incentive compensation plans.

Long-Term Incentives

We believe a substantial percentage of total compensation must be tied directly to the creation of stockholder value. Historically, we determined long-term compensation based on two indicators of stockholder value creation: stock price and economic return. The latter measure served effectively as the basis for the Barnes Group Inc. 1996 Long-Term Incentive Plan (“LTIP”) and predecessor plans throughout the 1990s.

Beginning in 2000, we elected to rely exclusively on stock-based long-term incentives, including stock options, restricted stock units, and performance stock, and discontinued future awards under the LTIP. Existing LTIP cycles continued uninterrupted, with the last payout having been made in 2002. In 2003, we utilized a combination of stock options and restricted stock unit awards as the vehicles for long-term incentives.

Stock-based long-term incentives incorporate a higher level of risk than other forms of executive compensation, including the LTIP they supplanted, and tie employees’ long-term economic interests directly to those of stockholders. The long-term incentive awards shown on Page 14 were principally granted under the Employee Stock and Ownership Program, which was approved as amended by stockholders at the April 10, 2002 Annual Meeting, and the 1991 Barnes Group Stock Incentive Plan (“SIP”), which was approved as amended and restated in 1996. These plans allow for the use of several long-term incentive vehicles, in addition to stock options, restricted stock units, and performance stock.

Also beginning in 2000, we instituted stock ownership guidelines under which every executive is expected to hold a substantial ownership stake in the Company. Ownership includes stock owned directly and stock owned under the Barnes Group Inc. Retirement Savings Plan and Employee Stock Purchase Plan. In contrast to some companies’ ownership programs, restricted stock unit awards, stock options, and performance stock are excluded until the related stock is directly owned.

The current stock ownership guidelines that apply to 44 executives of the Company are:

Position	Multiple of Annual Salary
Chief Executive Officer	5x
All Other Executive Officers	3x
Non-Officers (U.S./Non-U.S.)	1x/0.45x

We monitor ownership levels at least annually. Executives subject to the ownership guidelines are expected to make substantial progress toward the applicable guideline, with full compliance by the end of 2004, or 5 years from date of hire or promotion for new executives. The Committee is very pleased with the progress demonstrated by the management team through December, 2003. We will, at our discretion, pay future amounts under the Company’s short-term incentive compensation plans in stock if the guidelines are not met and if substantial progress is not apparent, or take other actions as we deem appropriate at that time to ensure compliance.

Except for initial grants to certain executive officers upon assumption of their positions (which are typically awarded at 85% of market value and serve as an effective vehicle for attracting key executive talent to the Company), options generally have been granted by the Committee on an annual basis at the market price of the common stock on the date of grant. Such options become exercisable over time. Stock options issued at the market price of the stock on the date of grant result in gains to the executive only when the stock appreciates for all stockholders. Stock options also encourage recipients to remain with the Company through the vesting periods associated with the options granted. As such, we believe that stock options are a very effective incentive for executive officers and other key employees, particularly when used in combination with the ownership guidelines outlined above.

Restricted stock units have been granted periodically, which are typically regarded as having the ability to maximize the retention capability of long-term incentives. Each restricted stock unit entitles the recipient to receive one share of stock, provided the employee has remained with the Company over the full restriction period. Restricted stock unit recipients also receive dividend equivalents on a quarterly basis equal to the quarterly dividend on Barnes Group stock. The restriction periods on grants of restricted stock units at the Company have historically been up to five years in length. In 2003, we increased the restriction period to seven years for officers of the Company, and added an accelerated receipt feature. The acceleration of the 2003 grants is tied to the Company’s achieving – and sustaining – 100% appreciation in the market value of Barnes Group stock on the date of grant, thereby tying this incentive component directly to the Company’s ability to generate superior total stockholder returns.

Performance stock was also granted to Mr. E.M. Carpenter in 2003, the receipt of which is 100% dependent on the Company’s meeting or exceeding preset financial goals.

Factors Considered in Making Key Compensation Decisions

The decisions made regarding executive compensation incorporate the Committee’s judgment of the management team’s leadership performance and potential to create sustainable growth in stockholder value. In addition to peer group comparison, we rely on judgment, not short-term operating or stock price performance, to determine the amount and mix of executive compensation. We also rely on the input of the independent compensation consulting firm retained to advise the Committee on such matters.

Key factors impacting our collective judgment include the nature and complexity of each executive officers’ role, the challenging global economic business conditions the Company operates within, the effectiveness of the strategies enacted to create enduring stockholder value, and the leadership demonstrated to create and promote a day-to-day working environment of unwavering integrity, compliance with applicable laws and the Company’s ethics policies, and global responsibility. Our judgment is also impacted by the progress demonstrated by the management team toward the stock ownership guidelines outlined under “Long-Term Incentives” above, which has resulted in an increase in owned shares by corporate officers. The success of this program has been instrumental in demonstrating management’s commitment to the Company’s stockholders.

Based on all factors we considered relevant, we believe it is in all stockholders’ best long-term interests to have set the overall and individual total cash compensation and long-term incentives at the levels described in the accompanying compensation tables and supporting narratives.

Chief Executive Officer Compensation

Mr. E.M. Carpenter became President and Chief Executive Officer on December 8, 1998. His initial cash compensation and long-term incentives were established in accordance with his Employment Agreement (which is described below under the heading “Employment Agreement”).

The Committee has increased Mr. Carpenter’s annual salary periodically during his five years with the Company, including a 3.6% increase effective April 1, 2003, to $725,000. In determining the magnitude of the increase, the

Committee considered the annual salaries of chief executive officers of the group of comparative companies, and of industrial companies of comparable size and complexity.

In 2003, the Company outperformed many of the comparative companies that serve as the compensation peer group on several key measures. Consistent with the performance requirements of the Company’s short-term incentive compensation plans, the short-term incentives for Mr. Carpenter shown on page 14 were paid.

Also in 2003, we worked with the independent compensation consulting firm retained by the Committee to develop appropriate incentive programs for Mr. Carpenter. In determining the size and type of grants we considered the magnitude and types of grants to chief executive officers of industrial companies of comparable size and complexity, the importance of linking a significant part of Mr. Carpenter’s total compensation package to the future performance of the Company’s stock, and his role in leading the Company to strong financial results and total stockholder returns. We granted Mr. Carpenter options to purchase common stock at 100% of the then current market value, as shown on page 16. We also granted to Mr. Carpenter restricted stock units with the accelerated receipt feature described in the “Long-Term Incentives” section of this report. The final component of the long-term incentives granted to Mr. Carpenter in 2003 was performance stock, as shown on page 14, the receipt of which is 100% dependent on the Company’s meeting or exceeding preset financial goals.

Policy on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the Company’s tax deduction to $1 million per year for compensation paid to the Chief Executive Officer and each other executive officer named in that year’s proxy statement unless certain conditions are met. One of those requirements is that compensation over $1 million annually must be based on stockholder-approved plans. The SIP, which was approved as amended and restated in 1996, was designed to meet these requirements. The Employee Stock and Ownership Program, which was approved as amended in 2002, and the Barnes Group Inc. Performance-Linked Bonus Plan For Selected Executive Officers, which was approved in 2001, were also designed to meet these requirements. Generally, actions taken by the Committee have been intended to comply with Section 162(m) except where, in the Committee’s judgment, it was in the best interests of the stockholders to grant forms of compensation that did not qualify for deductibility.

Summary

The Committee believes the Company’s executive compensation programs create strong links between the interests of the Company’s stockholders and its executives. Pay levels are intended to vary directly with the stockholder value created under the management team’s leadership. The Committee also believes that relationship should be measured over a period of time sufficient to gauge the impact of the strategies developed and implemented, and the levels of pay eventually received.

COMPENSATION AND MANAGEMENT

DEVELOPMENT COMMITTEE

Frank E. Grzelecki, Chairman

John W. Alden

Gary G. Benanav

Donald W. Griffin

Mylle H. Mangum

G. Jackson Ratcliffe

COMPENSATION

The following table sets forth compensation paid by the Company to the Chief Executive Officer and to the four other most highly paid persons who were executive officers at the end of 2003 (the “named executive officers”).

SUMMARY COMPENSATION TABLE

Long-Term Compensation
	Annual Compensation				Awards[2]		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation[1]	Restricted Stock Awards[3] ($)	Securities Underlying Options (#)	LTIP Payouts[4]	All Other Compensation[5]
E.M. Carpenter President and Chief Executive Officer	2003 2002 2001	$718,750 675,000 638,338	$417,818 1,036,365 —	$272,139 264,137 152,608	$1,701,000 1,740,400 1,092,600	411,742 393,307 371,311	$ — 117,366 144,499	$124,188 103,821 26,535

G.F. Milzcik Vice President, Barnes Group Inc. and President, Barnes Aerospace	2003 2002 2001	307,500 285,000 267,500	181,648 252,424 468,421	11,920 10,008 1,873	415,800 297,700 182,100	71,305 55,123 85,448	— 20,853 67,461	17,594 14,032 5,689

W.C. Denninger Senior Vice President, Finance and Chief Financial Officer	2003 2002 2001	312,500 295,500 284,164	108,921 273,192 —	28,093 22,044 4,748	415,800 297,700 254,940	60,973 68,245 75,967	— 16,693 35,790	37,496 32,042 10,903

A.K. Drewett Vice President, Barnes Group Inc. and President, Barnes Distribution	2003 2002 2001	317,500 300,000 285,839	101,837 101,116 —	39,465 37,479 10,427	415,800 297,700 254,940	54,072 64,693 75,708	— 14,986 31,691	44,795 37,589 12,178

S.S. Gates Senior Vice President, General Counsel and Secretary	2003 2002 2001	290,500 270,000 256,504	101,659 248,728 —	24,893 21,241 7,090	378,000 274,800 182,100	44,062 54,995 73,641	— 19,505 64,456	32,424 27,062 9,459

Notes to the above table:

[1]	Other annual compensation consists of reimbursement for taxes paid on perquisites, including life insurance premiums, financial planning services, and country club dues paid by the Company. Included in “Other Annual Compensation” for Mr. E.M. Carpenter are perquisites, including $154,710, $132,482 and $98,856 in 2003, 2002 and 2001, respectively, for the personal usage of Company aircraft.

[2]	Awards to the executives were granted under the 1991 Barnes Group Inc. Stock Incentive Plan and the Employee Stock and Ownership Program.

[3]	Messrs. E.M. Carpenter, Milzcik, Denninger, and Drewett, and Ms. Gates were each awarded restricted stock units in the amounts of 45,000, 22,000, 22,000, 22,000 and 20,000, respectively, on February 12, 2003. The restricted stock units will vest on the seventh anniversary of the grant date; provided, that in the event the fair market value of the Company’s common stock equals or exceeds 200% of the fair market value of the Company’s common stock on the grant date for a period of 30 consecutive trading days, then 50% of the restricted stock units will vest as of the end of such 30-day period and the remainder shall vest on the earlier of the one-year anniversary of such 30-day period and the normal vesting date; provided further, that upon a change-in-control of the Company all restricted stock units vest. Dividend equivalents are payable on each restricted stock unit on each dividend payment date equal to the dividend payable on the Common Stock on such date. Additionally, Mr. E.M. Carpenter was awarded 45,000 performance based restricted stock units on February 12, 2003. Subject to meeting specified performance goals, the restricted stock units are to be earned for fiscal year ended 2004, 20,000 restricted stock units; fiscal year ended 2005, 20,000 restricted stock units; and fiscal year ended 2006, 5,000 restricted stock units; provided, that upon a change-in-control of the Company all of the restricted stock units shall be deemed to be earned. On March 1 of each year following the year in which the restricted stock units are earned, the number of shares of Common Stock equal to the number of earned restricted stock units will be delivered to him. He is entitled to receive dividend equivalents on all earned restricted stock units based upon dividends paid on outstanding shares of Common Stock.

Messrs. E.M. Carpenter, Milzcik, Denninger, and Drewett and Ms. Gates were each awarded restricted stock units in the amounts of 60,000, 13,000, 13,000, 13,000 and 12,000, respectively, on February 5, 2002. Messrs. E.M. Carpenter, Milzcik, Denninger, and Drewett, and Ms. Gates were each awarded restricted stock units in the amount of 60,000, 10,000, 14,000, 14,000 and 10,000, respectively on February 6, 2001. Units will be credited to each executive in the amount of 33.4%, 33.3% and 33.3% of the number of restricted stock units on the third, fourth and fifth anniversaries, respectively, of the date of the award, in each case, provided that he/she is an employee of the Company on such anniversary dates. The units awarded to each executive entitle him/her to receive, without payment to the Company, shares of Common Stock equal to the number of restricted stock units credited to him/her. In addition, Mr. E.M. Carpenter was awarded an incentive stock right consisting of incentive stock units in the amount of 16,000 shares on February 5, 2002. Without payment to the Company, shares of Common Stock equal to the number of incentive stock units are credited to him on February 15th of each of the two years following the corresponding performance year, provided, that he is an employee of the Company through December of the performance year and that specified performance targets for the Company’s earnings per share are met. Each holder is credited with dividend equivalents on all restricted stock units credited to him/her based upon dividends paid on outstanding shares of Common Stock. Such dividend equivalents are converted, as of each dividend payment date, into a number of additional restricted stock units equal to the amount of dividends that would have been paid on the number of shares of Common Stock equivalent to the number of restricted stock units credited to the holder immediately prior to the dividend payment date, divided by the market price of the Common Stock on the dividend payment date. The aggregate restricted stock unit holdings as of December 31, 2003, for Messrs. E.M. Carpenter, Milzcik, Denninger, and Drewett, and Ms. Gates totaled 196,995, 47,057, 51,505, 51,505 and 43,985, restricted stock units, respectively, having a value of $32.31 per share as of December 31, 2003, or in the aggregate $6,364,908, $1,520,412, $1,664,127, $1,664,127 and $1,421,155, respectively.

[4]	Payment in the designated year with respect to the three-year performance period ending the prior year. Thus, the payment made in 2002 covered the three-year period ending in 2001.

[5]	Included in “All Other Compensation” for 2003 are premiums paid for life insurance in the amounts of $118,188; $13,594; $32,496; $38,795; and $26,424 for Messrs. E.M. Carpenter, Milzcik, Denninger, and Drewett, and Ms. Gates, respectively. The remainder of “All Other Compensation” for 2003 is matching contributions made by the Company under the Retirement Savings Plan.

STOCK OPTIONS

The following table provides information on grants of stock options in 2003 pursuant to the 1991 Barnes Group Stock Incentive Plan and the Employee Stock and Ownership Program to the named executive officers.

	Individual Grants
	Number of Securities Underlying Options Granted[1] (#)	Percent of Total Options Granted to Employees in 2003	Exercise Price[2] ($/Sh.)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation to End of Option Term [3]
Name					5%	10%
E. M. Carpenter	100,000	9.4%	$19.1200	2/13/2013	$1,202,450	$3,047,240
E. M. Carpenter [4]	24,505	2.3%	20.0600	2/19/2009	167,180	379,276
E. M. Carpenter [4]	78,181	7.4%	20.0600	2/06/2011	748,802	1,793,503
E. M. Carpenter [4]	10,983	1.0%	20.8500	2/19/2009	77,880	176,684
E. M. Carpenter [4]	24,299	2.3%	20.8500	2/10/2010	206,250	480,654
E. M. Carpenter [4]	9,096	0.9%	20.8500	2/06/2011	90,550	216,883
E. M. Carpenter [4]	59,847	5.6%	24.7900	2/06/2011	708,355	1,696,639
E. M. Carpenter [4]	21,301	2.0%	24.7900	2/19/2009	179,589	407,424
E. M. Carpenter [4]	32,273	3.0%	24.7900	2/10/2010	325,699	759,019
E. M. Carpenter [4]	21,396	2.0%	28.5800	2/19/2009	207,967	471,807
E. M. Carpenter [4]	4,768	0.4%	28.5800	2/10/2010	55,475	129,281
E. M. Carpenter [4]	25,093	2.4%	28.5800	2/10/2010	291,955	680,379
W. C. Denninger	15,000	1.4%	19.1200	2/13/2013	180,368	457,086
W. C. Denninger [4]	11,394	1.1%	19.1600	4/11/2010	88,873	207,113
W. C. Denninger [4]	6,453	0.6%	19.1600	2/06/2011	59,032	141,393
W. C. Denninger [4]	3,068	0.3%	19.3700	4/11/2010	24,193	56,380
W. C. Denninger [4]	2,714	0.3%	24.7300	4/11/2010	27,323	63,675
W. C. Denninger [4]	18,183	1.7%	24.7300	2/06/2011	214,696	514,233
W. C. Denninger [4]	4,161	0.4%	28.9000	2/06/2011	57,416	137,520
A. K. Drewett	15,000	1.4%	19.1200	2/13/2013	180,368	457,086
A. K. Drewett [4]	17,349	1.6%	18.9500	5/11/2010	133,841	311,904
A. K. Drewett [4]	5,264	0.5%	25.7500	5/11/2010	55,181	128,597
A. K. Drewett [4]	2,826	0.3%	25.7500	5/11/2010	29,624	69,038
A. K. Drewett [4]	13,633	1.3%	25.7500	2/06/2011	167,611	401,456
S.S. Gates	10,000	0.9%	19.1200	2/13/2013	120,245	304,724
S.S. Gates [4]	13,404	1.3%	19.6300	2/10/2010	107,117	249,627
S.S. Gates [4]	1,448	0.1%	19.6300	2/06/2011	13,571	32,506
S.S. Gates [4]	200	0.0%	20.9000	2/06/2011	1,996	4,780
S.S. Gates [4]	17,605	1.7%	25.2000	2/06/2011	211,822	507,348
S.S. Gates [4]	1,405	0.1%	28.9900	2/06/2011	19,447	46,579
G. F. Milzcik	15,000	1.4%	19.1200	2/13/2013	180,368	457,086
G. F. Milzcik[4]	4,070	0.4%	19.6700	7/15/2009	27,227	61,769
G. F. Milzcik	16,627	1.6%	19.6700	2/10/2010	133,144	310,281
G. F. Milzcik[4]	8,540	0.8%	25.1600	7/15/2009	73,075	165,783
G. F. Milzcik[4]	529	0.0%	25.1600	2/10/2010	5,418	12,627
G. F. Milzcik[4]	26,539	2.5%	25.1600	2/06/2011	318,808	763,599

Notes to the above table:

[1]	Options granted under the Employee Stock and Ownership Program for Salary Grade 21 and above on February 13, 2003 become exercisable at the rate of 33.4% on the first anniversary and 33.3% on the third and fifth anniversaries of the grant date. Each option listed above includes a reload feature. Under the reload feature, holders receive options to replace shares they use to (i) pay for shares they are acquiring when they exercise a stock option and (ii) satisfy their tax withholding obligations. Reload options vest on the day they are awarded. They are granted at an exercise price that is equal to the market price of the Company’s common stock on the day of the award and expire at the date of expiration for the original grant.

[2]	For awards under the Employee Stock and Ownership Program, the exercise price is defined as the closing market price for the preceding day.

[3]	Represents total appreciation over the exercise price at the assumed annual appreciation rates of 5% and 10% compounded annually for the term of the option. The preceding calculations are not intended to be a prediction by the Company of the price of its shares in the future.

[4]	These option grants were made pursuant to the reload provisions under the 1991 Barnes Group Stock Incentive Plan and the Employee Stock and Ownership Program.

AGGREGATED OPTION EXERCISES IN 2003 AND YEAR-END OPTION VALUES

The following table provides information relating to stock option exercises in 2003 by the named executive officers and the number and value of each such officer’s unexercised in-the-money options on December 31, 2003, based on the difference between the exercise price and the $32.31 per share year-end market price of the Common Stock.

	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In-The-Money Options at Fiscal Year-End($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
E.M. Carpenter	349,179	$1,382,945	577,270	303,333	$4,950,200	$3,611,195
W.C. Denninger	54,293	295,718	104,069	86,500	1,067,188	859,430
A.K. Drewett	46,913	282,688	116,417	68,500	1,258,946	858,305
S.S. Gates	40,120	214,739	149,442	53,333	1,602,895	631,130
G.F. Milzcik	66,705	367,363	147,000	60,332	1,486,564	715,691

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information regarding securities authorized for issuance under the Company’s equity compensation plans.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

	(a)	(b)	(c)

Equity compensation plans approved by security holders:

1991 Barnes Group Stock Incentive Plan (1991 Plan)	1,338,710	$22.91[1]	311,752

Barnes Group Inc. Employees Stock and Ownership Program (2000 Plan)	2,798,641	20.78[2]	158,416

Employee Stock Purchase Plan (ESPP)	—	—	198,534

Equity compensation plans not approved by security holders:

Non-Employee Director Deferred Stock Plan	54,000	—	—

Key Executive Stock Plan	75,000	26.30	0

Total	4,266,351	—	668,702

Footnotes:

[1]	Weighted-average exercise prices excludes 45,000 shares for restricted stock awards and 4,203 shares for dividends equivalents, both with zero exercise price.
[2]	Weighted-average exercise prices excludes 656,650 shares for restricted stock awards and 28,671 shares for dividends equivalents, both with zero exercise price.

Non-Employee Director Deferred Stock Plan. The plan provides that each non-employee director is granted the right to receive 6,000 shares of Common Stock when his or her membership on the Board of Directors terminates. The plan provides for payment of a dividend equivalent amount equal to 6,000 times the dividend per share of common stock. The plan, as further amended, is being presented to the stockholders for approval in this proxy statement.

Key Executive Stock Plan. In 1998, in accordance with Mr. E.M. Carpenter’s employment agreement and pursuant to the plan, 60,000 incentive stock units and 75,000 stock options to acquire shares of Common Stock were granted. The plan permitted and Mr. E.M. Carpenter elected to meet payroll tax liabilities that arose under the plan with shares of Common Stock. As a result of the election, 13,135 shares remain for issuance; however, the plan does not provide for additional grants. The stock options have a ten-year term and vest over a period of four years. The incentive stock units vested over a five-year period.

PENSION PLANS

The following table gives examples of estimated annual retirement benefits payable to a named executive officer as though he/she had retired in 2003 at age 65 in specified compensation and years of service classifications under the Company’s Salaried Retirement Income Plan, Retirement Benefit Equalization Plan and Supplemental Executive Retirement Plan.

PENSION PLAN TABLE A

Years of Service

Remuneration	15 years	20 years	25 years	30 years	35 years	40 years
$125,000	$41,888	$55,850	$69,813	$72,938	$76,063	$79,188
$150,000	$51,075	$68,100	$85,125	$88,875	$92,625	$96,375
$200,000	$69,450	$92,600	$115,750	$120,750	$125,750	$130,750
$250,000	$87,825	$117,100	$146,375	$152,625	$158,875	$165,125
$300,000	$106,200	$141,600	$177,000	$184,500	$192,000	$199,500
$350,000	$124,575	$166,100	$207,625	$216,375	$225,125	$233,875
$400,000	$142,950	$190,600	$238,250	$248,250	$258,250	$268,250
$450,000	$161,325	$215,100	$268,875	$280,125	$291,375	$302,625
$500,000	$179,700	$239,600	$299,500	$312,000	$324,500	$337,000
$550,000	$198,075	$264,100	$330,125	$343,875	$357,625	$371,375
$600,000	$216,450	$288,600	$360,750	$375,750	$390,750	$405,750
$650,000	$234,825	$313,100	$391,375	$407,625	$423,875	$440,125
$700,000	$253,200	$337,600	$422,000	$439,500	$457,000	$474,500
$750,000	$271,575	$362,100	$452,625	$471,375	$490,125	$508,875
$800,000	$289,950	$386,600	$483,250	$503,250	$523,250	$543,250
$850,000	$308,325	$411,100	$513,875	$535,125	$556,375	$577,625
$900,000	$326,700	$435,600	$544,500	$567,000	$589,500	$612,000

The remuneration included in Pension Plan Table A in determining earnings for retirement plan purposes includes only annual salaries as shown in the column labeled “Salary” in the Summary Compensation Table. Benefits are computed on a straight-life annuity. The benefits listed in the table are not subject to a deduction for Social Security.

Messrs. E.M. Carpenter, Denninger, Drewett, and Milzcik, and Ms. Gates all participate in the Company’s Supplemental Senior Officer Retirement Plan. The following table gives examples of estimated annual retirement benefits payable under the Company’s Supplemental Senior Officer Retirement Plan to each of these senior executive officers as though he/she had retired in 2003 at age 65 in specified compensation and years of service classifications.

PENSION PLAN TABLE B

Remuneration	15 or More Years of Service

$125,000	$68,750
150,000	82,500
200,000	110,000
250,000	137,500
300,000	165,000
350,000	192,500
400,000	220,000
450,000	247,500
500,000	275,000
600,000	330,000
700,000	385,000
800,000	440,000
900,000	495,000
1,000,000	550,000
1,200,000	660,000
1,300,000	715,000
1,400,000	770,000
1,500,000	825,000

The remuneration included in Pension Plan Table B in determining earnings for the Supplemental Senior Officer Retirement Plan includes only salary and bonus as shown in the columns labeled “Salary” and “Bonus” in the Summary Compensation Table. Benefits are computed based on a straight-life annuity. This plan functions as an “umbrella” plan, and benefits listed in the table above are subject to deduction for Social Security benefits, benefits derived from other employers’ pension plans and any benefits earned under the Company’s other defined benefit plans, including, without limitation, the Salaried Retirement Income Plan, Retirement Benefit Equalization Plan and Supplemental Executive Retirement Plan.

Years of Service as of December 31, 2003, rounded to the nearest whole year, for the named executive officers are as follows: Mr. E.M. Carpenter, 5 years1; Mr. W.C. Denninger, 4 years; Mr. A.K. Drewett, 4 years; Ms. S.S. Gates, 5 years; and Mr. G.F. Milzcik, 5 years.

EMPLOYMENT AGREEMENT

On December 8, 1998, the Company entered into an employment agreement (the “Agreement”) with Mr. E.M. Carpenter under which he serves as the President and Chief Executive Officer of the Company. The Agreement provides for Mr. E.M. Carpenter’s employment through December 31, 2001, and for automatic annual extensions until Mr. E.M. Carpenter reaches age 65, unless either party furnishes 90 days prior written notice that the Agreement will not be extended. Mr. E.M. Carpenter was granted a one-time lump sum payment under the Agreement of $100,000 as a relocation allowance, with the amount grossed up for any applicable taxes. Mr. E.M. Carpenter also became entitled to receive reimbursement of expenses reasonably incurred in connection with his

[1]	Mr. E.M. Carpenter’s employment agreement provides that, for the purpose of determining years of service, he is to earn two years of service for each year he is employed for each non-qualified plan in which he participates.

duties and to receive reimbursement of reasonable legal fees in connection with the negotiation and documentation of the Agreement and the enforcement of his rights under it. As part of the Agreement, Mr. E.M. Carpenter purchased on the open market $1,000,000 of Common Stock.

The Agreement provides for the following compensation benefits for Mr. E.M. Carpenter: (i) base salary in the first year of the Agreement, of $550,000, and thereafter on an annual basis the base salary is subject to increase at the discretion of the Board of Directors; (ii) an annual bonus pursuant to the Company’s Management Incentive Compensation Plan (“MICP”) and any successor plan, up to a maximum of 150% of salary; and (iii) other benefits, consisting of the payment of life insurance premiums, a financial planning allowance, an automobile allowance, service credits under the Company’s non-qualified retirement plans, annual vacations, immediate participation in the Company’s welfare benefit plans, and country club membership expense reimbursement. Subsequent to the date of the Agreement, the Company adopted a successor plan to the MICP for certain executive officers, the Performance-Linked Bonus Plan for Selected Executive Officers (“PBP”). Pursuant to the PBP, Mr. E.M. Carpenter’s maximum annual bonus is currently 225% of salary. Pursuant to the Agreement, Mr. E.M. Carpenter was granted the following securities: (a) 90,300 Long-Term Incentive Plan (“LTIP”) units, (b) options to acquire 75,000 shares of Common Stock at an exercise price of 85% of fair market value on the date of grant, (c) 60,000 incentive stock units to receive shares of Common Stock that vested over a five-year period, and (d) 60,000 incentive stock units to receive shares of Common Stock that vested over a five-year period subject to specified performance goals being attained. Pursuant to Amendment 1 to the Agreement which was entered into as of July 2, 2003, following his retirement Mr. E.M. Carpenter and his spouse will be entitled to receive retiree medical coverage provided by the Company to its retirees.

The Agreement is subject to early termination by reason of Mr. E.M. Carpenter’s death or disability, by the Company for cause, by Mr. E.M. Carpenter for good reason, or by either party upon 30 days prior written notice. Upon termination, Mr. E.M. Carpenter would be entitled to any benefits due to him under any plan, program or policy of the Company which provides benefits after termination, other than any severance pay or salary continuation plan. In addition, if Mr. E.M. Carpenter’s employment were terminated without cause or for good reason, he would be entitled to continue receiving his salary and welfare plan benefits for a severance period extending through the end of the remaining employment period or two years, whichever is longer. He also would receive other benefits, including the payment of his target bonus, continued vesting of his stock options and incentive stock units, and continued service credits under the Company’s non-qualified plans through the end of the severance period. Payments to Mr. E.M. Carpenter would be subject to reduction under certain circumstances if necessary to avoid imposition of the golden parachute excise tax. Following termination for any reason, Mr. E.M. Carpenter is obliged not to compete with the Company for a two-year period and not to disparage the Company.

CHANGE-IN-CONTROL AND SEVERANCE ARRANGEMENTS

The Company has entered into change-in-control severance agreements (each a “CIC Agreement”) with Mr. E.M. Carpenter and each named executive officer as of the following effective dates: Mr. E.M. Carpenter, December 8, 1998; Mr. W.C. Denninger, March 31, 2000; Mr. A. K. Drewett, May 10, 2000; Ms. S.S. Gates, June 1, 1999; and Mr. G.F. Milzcik, June 12, 1999. The CIC Agreement for Mr. Carpenter has an initial term which ended on December 31, 1999 and the CIC Agreements for Messrs. Denninger, Drewett and Milzcik, and Ms. Gates each has an initial term that ended on December 31, 2000, with each of the agreements providing for automatic annual extensions commencing on the immediately following January 1 and each January 1 thereafter, unless the Company or the executive provides written notice not later than September 30 of the preceding year of a determination not to extend the agreement. In the event of a “change-in-control” (as defined in the CIC Agreements), an executive who is incapacitated would be entitled to receive full salary and employment benefits (less any amounts received under the Company’s long-term disability plan) until terminated for reasons of disability. An executive who is not incapacitated but is terminated for any reason after a change in control would be entitled to receive full salary and benefits through the date of termination, as well as normal post-termination compensation and benefits under the Company’s compensation and benefit plans.

An executive who is terminated following a change-in-control other than for cause or by reason of death, disability or voluntary termination, would be entitled to severance payments and benefits. These would consist of (i) a cash payment equal to a multiple (3 times in the case of Mr. E.M. Carpenter, 2 times for each other executive) of the executive’s most recent base salary and average annual bonus (as defined); (ii) continuation of participation in the Company’s pension and welfare benefit plans for a number of months (36 or 24) corresponding to the multiple in (i), with the benefits reduced to the extent the executive subsequently receives coverage elsewhere; and (iii) a cash payment equal to the target award to which the executive would have been entitled under the Company’s incentive compensation plans to the date of termination (less any pro rata bonus previously paid for the same period). In addition, upon the occurrence of a change in control, (a) the executive would receive pro rata target awards under the Company’s other incentive compensation plans; (b) the executive’s options to acquire Company stock would vest and become exercisable; and (c) all restrictions on the executive’s stock-based awards would lapse. Payments to the executive would be subject to reduction under certain circumstances if necessary to avoid imposition of the golden parachute excise tax.

In addition, in the event of termination by the Company, the named executive officers, other than the President and CEO, may be eligible to receive under the Barnes Group Inc. Executive Separation Pay Plan, severance payments of up to 12 months of salary, accrued vacation pay, and continuation of certain other benefits for a period equal to the number of months of severance payments.

PERFORMANCE GRAPH

A stock performance graph based on cumulative total returns (price change plus reinvested dividends) for $100 invested on December 31, 1998 is set forth below.

APPROVAL OF THE BARNES GROUP INC. STOCK AND INCENTIVE AWARD PLAN (Proxy Proposal 2)

The Board of Directors Recommends a Vote “For” this Proposal.

Introduction

Long-term incentive compensation plays an integral part in the Company’s pay for performance strategy. Stock-based incentives, in particular, tie employees’ long-term economic interests directly to those of stockholders.

Long-term incentive compensation is currently provided under the 1991 Barnes Group Stock Incentive Plan and the Barnes Group Inc. Employee Stock and Ownership Program (the “Prior Plans”). If approved by stockholders, the Barnes Group Inc. Stock and Incentive Award Plan (the “Plan”) will become effective immediately and will replace the Prior Plans for purposes of all awards made after the effective date, reducing administrative costs. The Prior Plans will remain in effect with regard to all awards outstanding under such plans as of the effective date of the Plan.

The Plan will serve two primary purposes. First, it will provide competitive incentives that will enable the Company to attract, motivate and reward persons who render services that benefit the Company or other enterprises in which the Company has a significant interest. Second, the Plan will align the interests of such persons with the interests of the Company’s stockholders generally. The Plan is integral to the Company’s compensation strategies and programs, as the Board believes that the Plan will enhance the Company’s ability to attract and retain individuals of exceptional talent whose skills will enable the Company to continue to achieve sustainable, profitable growth.

The Company’s Board of Directors has unanimously approved the Plan, subject to stockholder approval at the Company’s annual meeting.

Stockholder approval of the Plan will permit the performance-based awards discussed below to qualify for deductibility under Section 162(m) of the Code. An affirmative vote of a majority in interest of the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote is required to adopt this proposal. The Company is also requesting stockholder approval of the Plan so that any options designated as incentive stock options will continue to qualify as such pursuant to Section 422 of the Code and to satisfy the stockholder approval requirements of the New York Stock Exchange.

The primary features of the Plan are summarized below. The full text of the Plan is set forth in Annex 2 to this proxy statement and the following discussion is qualified in its entirety by reference to the Plan.

General Description of the Plan

The Plan permits the issuance of incentive awards, stock option grants and stock appreciation rights (“SARs”). Incentive awards may include, but are not limited to, dividend equivalents, performance share awards, performance unit awards, restricted stock awards or restricted stock unit awards (each as described below). The foregoing are collectively referred to as “Awards.” Any Award may be linked to another Award, and linked Awards may be granted as either alternatives or supplements to each other. Under the Plan, the Company may issue Awards that qualify as performance-based compensation.

Eligibility.    Those eligible for Awards under the Plan are referred to below as “Participants.” Participants include any person who renders, has rendered or who the Company expects to render services (each, a “Service Provider”) that benefit or will benefit the Company or one of its subsidiaries, or any other entity in which the Company has a significant interest. A Service Provider may be an employee, director, independent contractor, agent, advisor, consultant, representative or otherwise. Service Providers include all employees of the Company and its subsidiaries, and all non-employee directors of the Company. The approximate number of individuals in each such class of eligible Participants is as follows: employees: 6,026, non-executive officer directors: nine, and an indeterminate number of other Service Providers.

Shares Available for Issuance.    The Board has reserved up to 950,000 shares of Common Stock for issuance pursuant to Awards. In addition to the 950,000 shares, the following also would be available for grants under the Plan:

•	The number of shares of Common Stock that are reserved for grants of awards under the Prior Plan but have not been used as of the effective date of the Plan.

•	The number of shares of Common Stock that become available after the effective date of the Plan under the terms of the Prior Plans, including shares subject to awards which are forfeited, settle for cash, expire or otherwise terminate without issuance of the shares.

Information with respect to the number of shares of Common Stock issuable under outstanding grants made and available for future issuance under the Prior Plans as of December 31, 2003 is set forth above under the heading “Securities Authorized for Issuance Under Equity Compensation Plans.”

Not more than 50% of the total number of shares subject to the Plan may be issued pursuant to Awards that are not stock options or SARs, and not more than 475,000 of such shares may be issued pursuant to stock options that are incentive stock options.

No Participant may receive in any calendar year:

•	Options relating to more than 500,000 shares;

•	SARs relating to more than 500,000 shares;

•	Awards (other than appreciation-only Awards and dollar-denominated Awards, described further below) relating to more than 250,000 shares; and

•	Dollar-denominated Awards in excess of $7 million (or the equivalent in shares of Common Stock, based on the fair market value of the Common Stock on the date as of which the number of shares is determined).

Appreciation-only Awards are Options and SARs with an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant. Dollar-denominated Awards are performance unit Awards and any other Incentive Awards based on a specified amount of money, which is not determined by reference to the fair market value of the Common Stock.

Administration.    The Plan will be administered by a committee of the Board of Directors (the “Committee”). The Committee is required to be comprised of at least two members, each of which must be (i) an “independent director,” as defined in applicable rules or listing standards of the New York Stock Exchange;-, (ii) a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934; and (iii) an “outside director” as defined in Treasury Department regulations for purposes of Section 162(m) of the Code. This Committee may, under certain circumstances, delegate authority to (a) another committee of the Board or (b) the Chief Executive Officer of the Company or the chairperson of any other committee to which the Board delegates its authority. Such authority shall be limited to the ability to grant Awards to employees or other Service Providers who are not officers or directors of the Company and are not “covered employees” within the meaning of Section 162(m). The Committee has exclusive power to:

•	select eligible persons to participate in the Plan,

•	determine the time when Awards will be made to eligible persons,

•	determine the nature and extent of Awards to be made to each Participant,

•	determine the duration of restriction periods and performance Award periods,

•	determine the conditions to which payment of Awards may be subject, including whether or not Awards are to be linked to each other,

•	establish performance goals for each Award period, and

•	determine whether or not a specific Award is intended to qualify as performance-based compensation.

In addition, the Committee has the authority to establish and revise all rules and regulations relating to the Plan and to make determinations with respect to the Plan that it considers to be necessary or advisable for the administration of the Plan. The Plan will initially be administered by the Compensation and Management Development Committee.

Awards.

Options.    The Plan authorizes the grant of options to purchase Common Stock which may be either incentive stock options (“ISOs”) or non-qualified stock options (“NSOs”). ISOs and NSOs are collectively referred to as “Options.” ISOs must comply with Section 422 of the Code and may only be granted to employees of the Company.

Each ISO granted pursuant to the Plan must have an exercise price that is no less than the fair market value of the Common Stock underlying such ISO at the time of the grant (or no less than 110% of the fair market value in the case of ISOs that are granted to Participants who are holders of more than 10% of the Common Stock). Each NSO granted pursuant to the Plan must have an exercise price that is no less than the par value of the Common Stock.

The term of an Option cannot exceed 10 years from the date of grant (or five years in the case of ISOs that are granted to Participants who are holders of more than 10% of the Common Stock). The Committee shall determine when Options are exercisable and when they expire at the time such Options are granted.

Generally, for purposes of the Plan, fair market value means the average of the highest and lowest sales prices per share of Common Stock in trading on the date of the Award grant, as reported by Reuters or another source designated by the Committee.

Payment for shares purchased upon exercise of an Option must be made in full at the time of exercise. Payment may be made in cash or, if provided for in the Option grant, by any of the following methods or a combination thereof:

•	the transfer to the Company of shares owned by the Participant for at least six months or purchased on the open market, having a fair market value on the date of transfer equal to the exercise price; and/or

•	the delivery to the Company of a properly executed exercise notice together with a copy or irrevocable instructions to a broker to sell immediately some or all of the shares acquired by the exercise of the Option and to deliver promptly to the Company an amount of the sale proceeds sufficient to pay the purchase price; and/or

•	the election to have the Company retain some of the shares that would otherwise be issued pursuant to the option exercise, having a fair market value on the date of exercise equal to the exercise price.

In addition, the Committee may authorize any other manner of payment, so long as such method complies with all applicable laws and the New York Stock Exchange listing standards. However, the Committee may not reduce the exercise price of any outstanding Option, except as discussed under “Adjustments,” below.

The Committee may grant Options which provide that the Participant shall be granted an NSO (referred to as a reload Option) to purchase shares in the event that the Participant:

•	exercises all or part of an existing Option by surrendering shares of Common Stock already owned by the Participant to pay the purchase price; and/or

•	has shares of Common Stock withheld to satisfy tax obligations in connection with the exercise of an Option.

The number of shares granted under any such reload Option shall not be greater than the number of shares surrendered or withheld. The exercise price of any reload Option shall be the fair market value on the grant date. Any reload Option will expire on the expiration date of the original Option whose exercise initiated the reload.

SARs.    The Committee may grant SARs to Participants, and determine the number of shares subject to each SAR, the term of the SAR, the time or times at which the SAR may be exercised, and all other terms and conditions of the SAR. A SAR is a right, denominated in shares, to receive, upon exercise of the right, in whole or in part, without payment to the Company, an amount, payable in shares, cash or a combination of shares and cash, that is equal to the excess of:

•	the fair market value of the Common Stock on the date of exercise; over

•	the exercise price of the SAR; multiplied by

•	the number of shares for which the right is exercised.

SARs may be linked to Options under the Plan. Such SARs may be either a supplement or an alternative to the linked Options. SARs may also be issued as stand-alone Awards. For stand-alone SARs and SARs linked as a supplement to an Option, the exercise price shall be the fair market value of the Common Stock on the date of grant. For SARs linked as an alternative to the related Option, the exercise price shall be the same as the exercise price of the related Option.

Incentive Awards.    The Plan authorizes the grant of Incentive Awards in lieu of, or as a supplement to, any other compensation that may have been earned by a Service Provider. The amount of an Incentive Award may be based upon a specified number of shares of Common Stock or the fair market value of a specified number of shares, or any other method authorized by the Committee. Any Incentive Award may be paid in cash or shares of Common Stock, or a combination of cash and shares. Forms of Incentive Awards include, but are not limited to, Dividend Equivalents, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards and Restricted Stock Unit Awards.

Dividend Equivalents.    Dividend Equivalents are the right to receive an amount of money equal to the dividends paid from time to time on a specified number of shares of Common Stock. Dividend Equivalents may be paid in the form of money or shares of Common Stock based on their fair market value on the payment date, or any combination of cash and shares. Any shares of Common Stock issued pursuant to Dividend Equivalents will be charged against the maximum number of shares which may be issued pursuant to Awards.

Performance Share and Performance Unit Awards.    A Participant who is granted a Performance Share Award has the right to receive shares or cash or a combination of shares and cash equal to the fair market value of such shares at a future date in accordance with the terms of such grant and upon the attainment of performance goals specified by the Committee. The award of Performance Shares to a Participant will not create any rights in such Participant as a stockholder of the Company until the issuance of the shares with respect to an Award. A Participant who is granted a Performance Unit Award has the right to receive a payment in cash upon the attainment of performance goals specified by the Committee. The Committee may substitute actual shares of Common Stock for the cash payment otherwise required to be made pursuant to a Performance Unit Award.

Restricted Stock and Restricted Stock Unit Awards.    Restricted Stock consists of shares which are transferred to or sold by the Company to a Participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the Participant. Restricted Stock Units are the right to receive shares at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee which include substantial risk of forfeiture and restrictions on their sale or other transfer by the Participant. The Committee determines the eligible Participants to whom, and the time or times at which, grants of Restricted Stock or Restricted Stock Units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company, the passage of time or other restrictions or conditions.

Performance Goals.    Grants of Restricted Stock Awards, Restricted Stock Unit Awards, Performance Share Awards, Performance Share Unit Awards and other Awards under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code. Such performance goals shall be based on targeted levels of, targeted levels of return on, or targeted levels of growth for: earnings per share, net income, operating income, performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, stockholders’ equity or cash flow. The foregoing may be referred to as performance criteria.

Any performance criteria may be used to measure the performance of the Company as a whole, or the performance of any consolidated group, business unit or division, and may be measured relative to a peer group or index. Any performance criteria shall be adjusted to include or exclude extraordinary, unusual or non-recurring items; discontinued operations; effects of accounting changes; effects of currency fluctuations; effects of financing activities; expenses for restructuring or productivity initiatives; non-operating items; effects of acquisitions and acquisition expenses; and effects of divestitures and divestiture expenses, except where the Committee determines otherwise.

Amendment and Termination.    The Plan will be effective for 10 years from the date it receives stockholder approval, but may be terminated earlier by the Board of Directors. In addition, the Committee may at any time amend, suspend or reinstate the Plan, so long as any such amendment does not impair or adversely affect the rights of the holder of an Award without the holder’s consent and so long as such action complies with any applicable stockholder approval requirements of Delaware or federal law, the New York Stock Exchange or the Code. Any amendment that increases the aggregate number of shares issuable under the Plan or permits the exercise price of outstanding Options or SARs to be reduced (except as set forth under “Adjustments”) must receive stockholder approval. A decrease in the exercise price of an Option or SAR where such exercise price is indexed to the decrease in a specified index shall not be considered a reduction to the exercise price requiring stockholder approval.

Effect on Prior Plans.    If approved by the stockholders, the Plan will replace the Prior Plans for purposes of all Awards made after the effective date. The Company shall cease to grant awards under the Prior Plans, except for awards which the Company is contractually obligated to grant thereunder. If the Plan is not approved, the Prior Plans shall each remain in full force and effect in accordance with their respective terms.

Change-In-Control.    For any Award granted, the Committee may specify how such Award will be treated in the event a change-in-control event occurs with respect to the Company. If the Committee does not make specific provisions in any Award, such Award will fully vest immediately. If an Option, such Award also will be immediately exercisable. Change-in-control events include the ownership by one person or entity of 25% or more of the Common Stock, specified mergers or consolidations involving the Company and the approval of a plan of liquidation or of a sale of all or substantially all of the Company’s assets.

Adjustments.    If there is any change in the Common Stock by reason of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the total number of shares available for Awards, the maximum numbers of shares which may be subject to an Award in any calendar year and the number of shares subject to outstanding Awards, and the price of each of the foregoing, as applicable, will be equitably adjusted.

In the event of any merger, consolidation or reorganization of the Company with or into another corporation which results in the Company’s outstanding Common Stock being converted into or exchanged for different securities, cash or other property, there shall be substituted on an equitable basis as determined by the Committee, for each share of Common Stock subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Common Stock of the Company are entitled pursuant to the transaction.

Substitution and Assumption of Awards.    Without affecting the number of shares reserved or available under the Plan, either the Board or the Committee may authorize the issuance of Awards in connection with the assumption of, or substitution for, outstanding awards previously granted to individuals who become employees of the Company or any subsidiary as the result of any merger, consolidation, acquisition or property or stock, or reorganization other than a change-in-control, upon such terms and conditions as its deems appropriate.

Reusage.    If an Option granted under the Plan expires or is terminated, surrendered or canceled without having been fully exercised or if Restricted Stock, Restricted Stock Units, Performance Shares or SARs granted under the Plan are forfeited or terminated without the issuance of all of the shares subject thereto, the shares covered by such Awards will again be available for use under the Plan. Shares covered by an Award under the Plan would not be counted as used unless and until they are actually issued and delivered to a Participant. Any shares of Common Stock covered by a SAR shall be counted as used only to the extent shares are actually issued to the Participant upon exercise of the SAR. The number of shares which are transferred to the Company by a Participant to pay the exercise or purchase price of an Award will be subtracted from the number of shares issued with respect to such Award for the purpose of counting shares used. Shares withheld to pay withholding taxes in connection with the exercise or payment of an Award will not be counted as used. Shares covered by an Award granted under the Plan that is settled in cash will not be counted as used.

Federal Income Tax Consequences

The following is a description of the U.S. federal income tax consequences as they relate to Awards:

ISOs.    A Participant does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of ISO shares, the Participant recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the Participant has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise. The Company is not entitled to a federal income tax deduction. The holding period requirements are waived when a Participant dies.

The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

If a Participant sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the Participant recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending on how long the Participant held the ISO shares prior to disposition. In the year of disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the Participant recognizes as a result of the disposition.

NSOs.    A Participant does not recognize taxable income upon the grant of an NSO. Upon the exercise of an NSO, the Participant recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the Participant recognizes upon the exercise of the NSO.

Restricted Stock.    A Participant who receives a Restricted Stock Award does not generally recognize taxable income at the time of the Award. Instead, the Participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either (i) freely transferable; or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares. A Participant may elect to recognize income at the time he or she receives Restricted Stock in an amount equal to the fair market value of the Restricted Stock (less any cash paid for the shares) on the date of the Award. The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the Participant in the taxable year in which restrictions lapse (or in the taxable year of the Award if, at that time, the Participant files a timely election to accelerate recognition of income).

Other Awards.    In the case of any exercise of a SAR, a Restricted Stock Unit Award, a Performance Stock Award or a Performance Stock Unit Award, the Participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the Participant has recognized.

Million Dollar Deduction Limit

The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year is either the company’s chief executive officer or is among one of the four other most highly compensated officers for that taxable year as reported in the Company’s proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that Awards made under the Plan in the form of performance stock, performance units, SARs, and performance-based restricted stock and restricted stock units will constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

New Plan Benefits

Benefits that are currently determinable are set forth in the following table:

STOCK INCENTIVE AND AWARD PLAN

Name and Position	Dollar Value [5]	Number of Awards
E.M. Carpenter President and Chief Executive Officer	$1,447,460	49,000[1]
W.C. Denninger Senior Vice President, Finance and Chief Financial Officer	354,480	12,000[2]
A.K. Drewett Vice President, Barnes Group Inc. and President, Barnes Distribution	354,480	12,000[2]
S.S. Gates Senior Vice President, General Counsel and Secretary	324,940	11,000[2]
G.F. Milzcik Vice President, Barnes Group Inc. and President, Barnes Aerospace	354,480	12,000[2]

Executive Officers as a Group	4,490,080	152,000[3]
Non-Executive Director Group	412,083	13,950[4]
Non-Executive Officer Employee Group	895,062	30,300[4]

Notes to the above table:

[1]	Comprised of 24,000 Performance Shares and 25,000 Performance Accelerated Restricted Stock Units.
[2]	Performance Accelerated Restricted Stock Units.
[3]	128,000 Performance Accelerated Restricted Stock Units and 24,000 Performance Shares.
[4]	Restricted Stock Units.
[5]	Based on the fair market value of the Common Stock on the date of grant of $29.54 per share.

On February 17, 2004, the closing price of the Common Stock, as reported on the New York Stock Exchange, was $ 27.64.

APPROVAL OF THE BARNES GROUP INC. NON-EMPLOYEE DIRECTOR DEFERRED STOCK PLAN, AS FURTHER AMENDED (Proxy Proposal 3)

The Board of Directors Recommends a Vote “For” this Proposal.

Introduction.    In July 2003, the Board of Directors adopted the Non-Employee Director Deferred Stock Plan, as further amended (the “Amended NEDDP”). The purpose of the Amended NEDDP is to provide a means through which non-employee directors of the Company may share in its long-term growth through Common Stock ownership. The full text of the Amended NEDDP is set forth in Annex 3 to this proxy statement and the following discussion is qualified in its entirety by reference to the Amended NEDDP. An affirmative vote of a majority of interest of the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote is required to adopt this proposal.

The Original NEDDP.    The original Non-Employee Directors Deferred Plan (the “Original NEDDP”) was adopted by the Board of Directors in 1989. It was later amended in 1994. As then amended, the Original NEDDP provided that each new non-employee director be granted the right to receive, without payment to the Company, 6,000 shares of Common Stock when his or her membership on the Board ends. In addition, the Original NEDDP provided for the payment of dividend equivalents on each share to be received equal to the dividend paid on the Common Stock. The Original NEDDP was not submitted to stockholders for approval.

Summary of Amended Plan.    The Amended NEDDP adds service requirements for the directors and change-in-control provisions, specifies a termination date for the plan, and updates various administrative provisions.

Service Requirement.    The Amended NEDDP retains the grant to new directors of the right to receive 6,000 shares of Common Stock upon the termination of a director’s membership on the Board and the right to receive dividend equivalents. In addition, the Amended NEDDP provides that a non-employee director who is first elected after July 16, 2003 must meet a minimum service requirement of three continuous years as a member of the Board of Directors (“Service Requirement”) in order to receive the 6,000 shares of Common Stock when his or her membership on the Board ends; provided that if any such director’s service is terminated due to death or disability before meeting the Service Requirement, the full 6,000 shares of Common Stock shall be earned by the director upon the occurrence of such event; and provided further, that if any such director’s service is terminated other than because of death or disability before meeting the Service Requirement, a pro rata portion of the 6,000 shares of Common Stock, based on the period of service completed, shall be earned by the director.

Change-in-Control.    Under the Amended NEDDP, upon a change-in-control of the Company each director has the right to immediately receive the shares of Common Stock which the director has the right to receive under the Amended NEDDP. However, if the change-in-control occurs within six months of the date on which a director was granted the right to receive shares under the Amended NEDDP, and the Compensation and Management Development Committee requests that director remain for six months from the related grant date, the director must agree in writing to stay for such period in order to receive the shares of Common Stock upon the change-in-control.

Termination and Amendment of Amended NEDDP.    The Original NEDDP did not have a termination date. The Amended NEDDP has a ten-year term which ends on July 16, 2013. The Compensation and Management Development Committee may at any time amend, suspend or reinstate the Amended NEDDP so long as such action complies with any applicable stockholder approval requirements of any applicable law or stock exchange rule.

RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS (Proxy Proposal 4)

The Board of Directors Recommends a Vote “For” this Proposal.

The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ended December 31, 2004. Although not required by the Certificate of Incorporation or By-Laws of the Company, the Company has determined to ask the stockholders to ratify the selection of PricewaterhouseCoopers LLC as the independent public accountants for the year 2004 for the Company.

A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting and will have the opportunity to make a statement, if desired, and to be available to respond to appropriate questions.

PRINCIPLE ACCOUNTING FEES AND SERVICES

Fees paid to PricewaterhouseCoopers LLP during 2003 and 2002 are set forth below:

	2003	2002
Audit Fees	$1,088,578	$839,323
Audit-Related Fees[1]	286,100	592,851
Tax Fees[2]	342,381	352,175
All Other Fees[3]	1,414	2,600

Total Fees	$1,718,473	$1,786,949

[1]	Audit-Related Fees consist of fees for due diligence reviews related to acquisitions, Sarbanes-Oxley § 404 reviews and employee benefit plan audits.
[2]	Tax Fees include fees for tax compliance, tax consulting and tax planning services.
[3]	All Other Fees for 2003 related to subscription fees for PricewaterhouseCoopers LLP’s publication, Comperio. In 2002, All Other Fees were for consultation on future business plans.

PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee adopted the following policy:

Policy for Pre-Approval of

External Auditor Services

The Company shall engage external auditors for audit, audit-related, tax and other non-audit services in accordance with this policy and the procedures defined below. This policy shall not apply to any external auditor, whether or not registered with the Public Company Accounting Oversight Board, that has not prepared or issued, and is not reasonably expected in the foreseeable future to prepare or issue, any audit report or perform other audit, review or attest services for the Company or any of its subsidiaries.

•	Audit Services consist of services rendered by an external auditor for the audit of the Company’s annual consolidated financial statements (including tax services performed to fulfill the auditor’s responsibility under generally accepted auditing standards) and reviews of financial statements included in Form 10-Qs, and includes services that generally only an external auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

•	Audit-Related Services consist of assurance and related services (e.g., due diligence) by an external auditor that are reasonably related to audit or review of financial statements, including employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with proposed or consummated acquisitions, internal control reviews, attest services related to financial reporting that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards.

•	Tax Services consist of services not included in Audit Services above, rendered by an external auditor for tax compliance, tax consulting and tax planning.

•	Other Non-Audit Services are any other permissible work that is not an Audit, Audit-Related or Tax Service.

To establish compliance with applicable law and best practices, effective immediately, all services provided by an external auditor covered by this policy must be pre-approved by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), in accordance with the following procedures. The Audit Committee does not delegate its responsibilities to pre-approve services performed by an external auditor, to management.

Procedure 1.    Annually, not later than April 30, management shall present to the Audit Committee its best estimate of the particular services for Audit, Audit-Related, Tax and Other Non-Audit Services, and the estimated fees therefor, to be performed by an external auditor during the audit engagement period for the then-current fiscal year. The external auditor shall provide such back-up documentation for each such service as the Audit Committee deems necessary or desirable to assess the impact of such service on the external auditor’s independence. Prior to the engagement of an external auditor for such services and except as provided by Procedure 2, the Audit Committee shall, by resolution, pre-approve each such service to a maximum amount of estimated fees therefor.

Procedure 2.    For any Audit, Audit-Related, Tax or Other Non-Audit Service to be obtained by the Company from an external auditor and not pre-approved in accordance with Procedure 1, the Audit Committee shall delegate to an independent member of the Audit Committee (the “Delegatee”), authority to approve prior to the engagement of the external auditor for such service, any such service and expenditures therefor to a maximum of $100,000. The Chief Financial Officer shall obtain written confirmation of any such pre-approval by the Delegatee and each such pre-approval by the Delegatee shall be reported to the Audit Committee at its next meeting.

Procedure 3.    All Audit, Audit Related, Tax or Other Non-Audit Services to be obtained from an external auditor that are not pre-approved by the Audit Committee pursuant to Procedures 1 and 2 shall be pre-approved by resolution of the Audit Committee, prior to the engagement of the external auditor for such services. Further, any engagement for Tax and Other Non-Audit Services that qualify for the SEC regulations’ “de minimis” exception (i.e., they were not recognized as being non-audit services at the time of the engagement and in the aggregate do not exceed the amount specified in SEC rules) to the pre-approval requirement of Procedures 1 and 2, shall be promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Delegatee prior to the completion of the annual audit of the Company’s consolidated financial statements.

Procedure 4.    The Chief Financial Officer will provide a quarterly report of external auditor services, by category, to the Audit Committee.

Procedure 5.    This policy will be updated as requirements are further defined. The Audit Committee shall review this policy periodically, to assure its continued suitability to the needs of the Company.

Procedure 6.    The external auditor appointed by the Audit Committee to audit and render its opinion of the Company’s annual consolidated financial statements is explicitly prohibited under current SEC regulations and the Sarbanes-Oxley Act from providing the following services:

•	Bookkeeping or other services related to the accounting records or financial statements.

•	Financial information systems design or implementation.

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

•	Actuarial services.

•	Internal audit outsourcing.

•	Management functions or human resources.

•	Broker or dealer, investment adviser, or investment banking.

•	Legal services and expert services unrelated to the audit.

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Prior to the engagement of the any external auditor covered by this policy, such external auditor shall confirm in writing that the services it proposes to provide are not prohibited by such law or regulations.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company believes that its officers and directors have complied in 2003 with the reporting requirements of Section 16 (a) of the Exchange Act, except for one late report on behalf of John R. Arrington involving a single transaction.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Stockholders wishing to submit proposals for inclusion in the Company’s proxy statement and form of proxy for the 2005 Annual Meeting of Stockholders must submit proposals to the Company at its address given above by November 16, 2004. Stockholders wishing to present proposals for a formal vote (other than proposals included in the Company’s proxy statement), or to nominate candidates for election as directors at a meeting of the Company’s stockholders, must do so in accordance with the Company’s By-laws. In order to be presented at the 2005 Annual Meeting, the By-laws provide that such stockholder proposals or nominations may be made only by a stockholder of record as of the date such notice is given and as of the date for determination of stockholders entitled to vote at such meeting who shall have given notice of the proposed business or nomination to the Company between December 22, 2004 and January 14, 2005. The notice must contain, among other things, the name and address of the stockholder, a brief description of the business desired to be brought before the Annual Meeting, the reasons for conducting the business at the Annual Meeting, and the stockholder’s ownership of the Company’s capital stock. In the case of nominations, the notice must contain the background and stock ownership information with respect to each nominee. Stockholders may obtain a copy of the relevant provisions of the By-laws by writing to the Secretary of the Company at the address given above. Proposals received after January 14, 2005 will not be considered “timely” for the purpose of determining whether the Company may use discretionary authority to ask stockholders to vote on any such proposals.

GENERAL

The cost of solicitation of proxies will be borne by the Company. Such solicitation will be made by mail and may also be made by the Company’s officers and employees personally or by telephone, facsimile, Internet or telegram without additional compensation. The Company may also reimburse brokers, dealers, banks, voting trustees or their nominees for their reasonable expenses in sending proxies, proxy material and annual reports to beneficial owners. The Company has retained Mellon Investor Services LLC, 44 Wall Street, 7th Floor, New York, New York 10005, to aid in the solicitation of proxies. Mellon Investor Services will solicit proxies by personal interview, telephone, facsimile and mail, and may request brokerage houses and other nominees and fiduciaries or custodians to forward soliciting materials to beneficial owners of the Company’s stock. For these services, the Company will pay a fee of approximately $8,500.

The Company had outstanding 22,973,540 shares of Common Stock as of February 17, 2004, each of which is entitled to one vote. Only holders of record at the close of business on February 17, 2004 will be entitled to vote.

Under applicable Delaware law, abstentions and broker non-votes will be treated as present at the meeting for purposes of determining a quorum. With respect to any proposal, an abstention will have the same effect as a vote against such proposal; however, a broker non-vote will not have an effect on the outcome of the vote thereon.

The Company will provide without charge upon written request from a stockholder, a copy of the Company’s Annual Report on Form 10-K, including financial statements and the financial statement schedules for the year ended December 31, 2003. Any such request should be sent to: Secretary, Barnes Group Inc., 123 Main Street, P.O. Box 489, Bristol, Connecticut 06011-0489.

If a nominee for director should become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the persons nominated will be unable to serve if elected. The Board of Directors does not know of any matters to be presented for consideration at the meeting other than the matters described in Proposals 1, 2, 3 and 4 of the Notice of Annual Meeting. However, if other matters are presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment. All shares represented by the accompanying proxy, if the proxy is given prior to the meeting, will be voted in the manner specified therein.

By order of the Board of Directors.

Signe S. Gates

Secretary

March 16, 2004

ANNEX 1

AUDIT COMMITTEE CHARTER

The Board of Directors of Barnes Group Inc. (the “Company”) hereby sets forth a Charter for its Audit Committee, with membership and specific responsibilities as outlined below:

Membership

In accordance with the bylaws of the Company and upon the nomination by the Corporate Governance Committee, the Board of Directors (the “Board”) shall appoint the members of the Audit Committee and the chairperson thereof, each of whom shall satisfy applicable independence requirements of the New York Stock Exchange and any other regulatory requirements, and otherwise be free from any relationship that, in the business judgment of the Board, would interfere with his or her exercise of business judgment as a Committee member. The Committee shall comprise not less than three such Directors. All members of the Audit Committee shall be financially literate and at least one member shall have accounting or related financial management expertise, as each such qualification is interpreted by the Board of Directors in its business judgment. To the extent practicable, at least one Committee member shall be an “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”). A Committee member may resign by delivering his or her written resignation to the Chairman of the Board, or may be removed by majority vote of the Board at any time. In the event of a vacancy on the Committee, the Board shall elect a Director who satisfies the foregoing qualifications, to replace the departed Director.

The Committee may fix its own rules of procedure; provided, that the Committee shall cause its proceedings to be recorded and minutes of Committee meetings shall be distributed to the Board of Directors. The Committee shall regularly report its findings, conclusions, recommendations and actions to the Board. The Committee may meet at such times (but not less than four times per year) and places as it shall determine. The majority of the members of the Committee shall constitute a quorum. A majority of the members present, if a quorum is present at the time, shall decide any question brought before the Committee. Any action required or permitted to be taken by the Committee may be taken by unanimous written consent in lieu of a meeting.

Responsibilities

The Board of Directors intends the Audit Committee to serve as its focal point for the oversight of the Company’s accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, including, among other things:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	review of the independent auditors’ qualifications and independence; and

•	the performance of the Company’s internal audit function and the Company’s independent auditors.

Through regularly scheduled meetings, the Committee will facilitate open communication among the Board of Directors, the Company’s independent and internal auditors and the Company’s financial management. The Committee shall prepare a report for inclusion in the Company’s annual proxy statement, as required by the SEC rules.

Specifically,	the Audit Committee will, consistent with the Company’s Corporate Governance Guidelines:

1.	Review and discuss the annual audited financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management

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and the independent auditors, and, based on such review, recommend to the Board whether the Company’s audited financial statements should be included in the Company’s annual report on Form 10-K for filing with the SEC. In connection with such review, the Audit Committee will:

•	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (as it may be modified or supplemented) relating to the conduct of the audit.

•	Review significant changes in accounting or auditing policies.

•	Review with the independent auditors any problems or difficulties encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and management’s response to such problems or difficulties.

•	Review with the independent auditors, management and the Director, Internal Audit the adequacy of the Company’s internal controls, and any significant findings and recommendations with respect to such controls.

•	Review reports required to be submitted by the independent auditor concerning: (a) all critical accounting policies and practices used; (b) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent auditors; and (c) any other material written communications with management.

•	Review (a) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and the effects of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

•	Discuss earnings press releases (paying particular attention to any use of “non-GAAP financial measures,” as defined by SEC rules, and any other “pro forma” or “adjusted” non-GAAP information), and the type of financial information and earnings guidance, if any, to be provided to, and the type of presentation to be made to, analysts and rating agencies.

2.	Review and discuss the quarterly financial statements and the Company’s disclosures provided in periodic quarterly reports including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management, the Director, Internal Audit, and the independent auditors.

3.	Oversee the external audit coverage. The Company’s independent auditors are ultimately accountable to the Committee, which has the direct authority and responsibility to appoint, retain, compensate, terminate, select, evaluate and, where appropriate, replace the independent auditors. In connection with its oversight of the external audit coverage, the Audit Committee will:

•	Have authority to appoint and replace (subject to stockholder approval or ratification, if deemed advisable by the Board of Directors) the independent auditors.

•	Have authority to approve the engagement letter and the fees to be paid to the independent auditors.

•	Pre-approve all audit and non-audit services to be performed by the independent auditors and the related fees for such services, in accordance with the Company’s Policy for Pre-Approval of External Auditor Services which the Committee shall review periodically and, as necessary, modify.

•

Obtain confirmation and assurance as to the independent auditors’ independence, including ensuring that they submit on a periodic basis (not less than annually) to the Committee a formal written statement delineating all relationships between the independent auditors and the Company, consistent with

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Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” (as it may be modified or supplemented). The Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking appropriate action in response to the independent auditors’ report to satisfy itself of their independence.

•	At least annually, obtain and review a report by the independent auditors describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and, to assess the independent auditors’ independence, all relationships between the independent auditors and the Company.

•	Review and evaluate the performance of the independent auditors, as the basis for a decision to reappoint or replace the independent auditors.

•	Set clear Company hiring policies for employees or former employees of the independent auditors, considering, among other things, the requirements of all applicable laws and listing rules.

•	Assure regular rotation of the lead audit partner, as required by SEC rules, and consider whether rotation of the independent auditors is required to ensure independence.

4.	Oversee internal audit coverage. In connection with its oversight responsibilities, the Committee will:

•	Review the appointment or replacement of the Director, Internal Audit.

•	Review, in consultation with management, the independent auditors and the Director, Internal Audit, the plan and scope of internal audit activities.

•	Review internal audit activities, budget and staffing.

•	Review significant reports to management prepared by the internal auditing department and management’s responses to such reports.

5.	Review (not less than annually) with the independent auditors and the Director, Internal Audit the adequacy of the Company’s internal controls, including without limitation information technology systems, and any significant findings and recommendations with respect to such controls.

6.	Resolve any differences between management and the independent auditors regarding financial reporting.

7.	Establish procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

8.	Discuss policies and guidelines to govern the process by which risk assessment and risk management are handled. Meet periodically with management to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled.

9.	Meet periodically (not less than annually) in separate executive session with each of the Chief Financial Officer, the Director, Internal Audit, and the independent auditors.

10.	Review periodically with the Company’s General Counsel (i) legal and regulatory matters which may have a material effect on the financial statements, and (ii) the Company’s Corporate Compliance Program.

11.	Annually, evaluate the performance of this Committee, including a review of the Committee’s compliance with this Charter. Annually, review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval. Also affirm to the New York Stock Exchange in writing, annually and at such other times as there are changes in the composition of the Audit Committee, such review and assessment of the adequacy of this Charter; and the Board of Directors’ determination of the independence and financial literacy of the Audit Committee members, and the accounting or related financial management expertise of at least one such member.

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12.	The Chairman of the Audit Committee will periodically (not less than annually), review the expense accounts of the Chairman of the Board and the Chief Executive Officer.

13.	Perform such other activities as are requested from time to time by the Board.

The Committee shall have all powers and authority that are necessary or appropriate to fulfill its duties and responsibilities, including without limitation:

a.	To retain, at its discretion and at the Company’s expense, without the approval of the Board, outside legal, accounting and other advisors, and approve the terms of engagement including the fees of such advisors.

b.	To incur ordinary administrative expenses that are necessary or appropriate to carrying out its duties, at the Company’s expense.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. These are the responsibilities of management and the independent auditors.

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ANNEX 2

BARNES GROUP INC. STOCK AND INCENTIVE AWARD PLAN

1.	Purposes. The purposes of this Plan are (a) to provide competitive incentives that will enable the Company to attract, retain, motivate and reward persons who render services that benefit the Company or other enterprises in which the Company has a significant interest, and (b) to align the interests of such persons with the interests of the Company’s shareholders generally.

2.	Definitions. Unless otherwise required by the context, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

(a)	“Allied Enterprise” means a business enterprise, other than the Company or a Subsidiary, in which the Committee determines the Company has a significant interest, contingent or otherwise.

(b)	“Appreciation-Only Award” means (i) Options and Stock Appreciation Rights the exercise price of which is equal to at least 100% of Fair Market Value on the date on which the Options or Stock Appreciation Rights are granted, and (ii) Linked Stock Appreciation Rights that are granted as an alternative to the related Option after the date of grant of such Option, the exercise price of which Stock Appreciation Rights is equal to at least 100% of Fair Market Value on the date on which such Option was granted.

(c)	“Award” means an award granted under this Plan in one of the forms provided for in Section 3(a).

(d)	“Beneficiary” means a person or entity (including but not limited to a trust or estate), designated in writing by a Service Provider or other rightful holder of an Award, on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom such Service Provider’s or other rightful holder’s rights under the Plan shall pass in the event of the death of such Service Provider or other rightful holder. In the event that the person or entity so designated is not living or in existence at the time of the death of the Service Provider or other rightful holder of the Award, or in the event that no such person or entity has been so designated, the “Beneficiary” shall mean the legal representative of the estate of the Service Provider or other rightful holder, or the person or entity to whom the Service Provider’s or other rightful holder’s rights with respect to the Award pass by will or the laws of descent and distribution.

(e)	“Board” or “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

(f)	“Change in Control” means that any of the following events has occurred:

(i)	any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii)	the following individuals cease for any reason to constitute a majority of the number of directors serving on the Board: individuals who, at the beginning of any period of two consecutive years (not including any period prior to the Effective Date), constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)	there is consummated a merger or consolidation of the Company or any Subsidiary with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of

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the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)	the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes of the foregoing provisions of this Section 2(f),

(A)	the term “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act;

(B)	the term “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act; and

(C)	the term “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) any member of the Barnes family (by blood or marriage) or any entity for the benefit of, or controlled by, a member of the Barnes family (by blood or marriage), (ii) the Company or any of its subsidiaries, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or (v) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(g)	“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. References to a particular section of the Code shall include references to any related Treasury Regulations and to successor provisions of the Code.

(h)	“Committee” means the committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of Section 12(a) below.

(i)	“Common Stock” means common stock of the Company, par value $.01 per share.

(j)	“Company” means Barnes Group Inc., a Delaware corporation, and, except for purposes of determining under Section 2(f) hereof whether or not a Change in Control has occurred, shall include its successors.

(k)	“Dividend Equivalents” means a right granted subject to and in accordance with the provisions of Section 5.III. and the other applicable provisions of the Plan (including, without limitation, Section 9).

(l)	“Dollar-Denominated Awards” means Performance Unit Awards and any other Incentive Award the amount of which is based on a specified amount of money (other than an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock). Options and Stock Appreciation Rights are not Dollar-Denominated Awards.

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(m)	“Effective Date” means the first date (if any) on which the shareholders of the Company approve the Plan either (i) at a duly held stockholders’ meeting, or (ii) by the written consent of the holders of a majority of the securities of the Company entitled to vote, in accordance with any applicable provisions of the Delaware General Corporation Law.

(n)	“Employee” means any person who is employed by the Company or a Subsidiary on a full-time or part-time basis, including an officer or director if he is so employed.

(o)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)	“Fair Market Value” on a particular date means as follows:

(i)	If the principal market for the Common Stock is a national securities exchange or The NASDAQ Stock Market, the mean between the highest and lowest sale prices per share of Common Stock in trading on such date as reported by Reuters or another source designated by the Committee; or

(ii)	If the principal market for the Common Stock is not a national securities exchange or The NASDAQ Stock Market, the mean between the highest and lowest sale prices per share of Common Stock in trading on such date in the over-the-counter market, as reported by the NASDAQ OTC Bulletin Board, the National Quotation Bureau or such other system then providing quotations with regard to trades in the Common Stock or, if on such date the Common Stock is publicly traded but not quoted by any such system, the mean between the highest bid and lowest asked prices per share of Common Stock on such date as furnished by a professional market maker making a market in the Common Stock; or

(iii)	If in (i) or (ii) above, as applicable, there were no sales on such date reported as provided above, the mean between the respective prices on the most recent prior day for which sales were so reported.

If the foregoing method of determining fair market value should be inconsistent with Section 422, Section 162(m)(4)(C) or any other provision of the Code, then, with respect to Awards (including in particular but not limited to Incentive Stock Options) and transactions that are intended by the Committee to satisfy Section 422, Section 162(m)(4)(C) or any other provision of the Code, “Fair Market Value” shall be determined by the Committee in a manner consistent with Section 422, Section 162(m)(4)(C) or such other provision of the Code and shall mean the value as so determined.

(q)	“General Counsel” means the General Counsel of the Company serving from time to time.

(r)	“Incentive Award” means an amount of money that is paid or a number of shares of Common Stock that are issued, or a right to be paid an amount of money or to be issued a number of shares of Common Stock that is granted, subject to and in accordance with Section 5 and the other applicable provisions of the Plan (including, without limitation, Section 4 and Section 9). The term “Incentive Award” does not include Options or Stock Appreciation Rights.

(s)	“Incentive Stock Option” means an option, including an Option as the context may require, intended to meet the requirements of Section 422 of the Code.

(t)	“Linked Stock Appreciation Rights” means Stock Appreciation Rights that are linked to all or any part of an Option, subject to and in accordance with Section 8(a), 8(b) and the other applicable provisions of the Plan (including, without limitation, Section 9).

(u)	“Non-Statutory Stock Option” means an option, including an Option as the context may require, which is not intended to be an Incentive Stock Option.

(v)	“Option” means an option granted under this Plan to purchase shares of Common Stock. Options may be Incentive Stock Options or Non-Statutory Stock Options.

(w)	“Performance-Based Compensation” means compensation that satisfies the requirements applicable to “performance-based compensation” under Code Section 162(m)(4)(C).

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(x)	“Performance Share Award” means a right granted subject to and in accordance with Section 5 and the other applicable provisions of the Plan (including, without limitation, Section 5.II., 5.II.(d), 6(e) and Section 9) to receive a specified number of shares of Common Stock, and/or an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock, at a future time or times if a specified performance goal is attained and any other terms and conditions set forth in the written instrument documenting the Performance Share Award are satisfied.

(y)	“Performance Unit Award” means a right granted subject to and in accordance with Section 5 and the other applicable provisions of the Plan (including, without limitation, Section 5.II., 5.II.(d), 6(e) and Section 9) to receive a specified amount of money (other than an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock), or shares of Common Stock having a Fair Market Value equal to such specified amount of money, at a future time or times if a specified performance goal is attained and any other terms and conditions set forth in the written instrument documenting the Performance Unit Award are satisfied.

(z)	“Plan” means the Barnes Group Inc. Stock and Incentive Award Plan set forth in these pages, as amended from time to time.

(aa)	“Prior Plan” means the 1991 Barnes Group Stock Incentive Plan approved by stockholders of the Company at the 1991 Annual Meeting of Stockholders, as amended and in effect from time to time.

(bb)	“Prior Program” means the Barnes Group Inc. Employee Stock and Ownership Program approved by stockholders of the Company at the 2000 Annual Meeting of Stockholders, as amended and in effect from time to time.

(cc)	“Reloaded Option” means a Non-Statutory Stock Option that the Committee provides is to be granted pursuant to Section 7(g) below on the terms and subject to the conditions therein set forth.

(dd)	“Restricted Stock Award” means shares of Common Stock which are issued to a Service Provider in accordance with Section 5.I. and the other applicable provisions of the Plan (including, without limitation, Section 9) subject to restrictions and/or forfeiture provisions specified by the Committee that will cease to apply at a future time or times if continued employment conditions and/or other terms and conditions set forth in the written instrument documenting the Restricted Stock Award are satisfied.

(ee)	“Restricted Stock Unit Award” means shares of Common Stock that will be issued to a Service Provider at a future time or times subject to and in accordance with Section 5.I. below and the other applicable provisions of the Plan (including, without limitation, Section 9) if continued employment conditions and/or other terms and conditions set forth in the written instrument documenting the Restricted Stock Unit Award are satisfied.

(ff)	“SEC Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

(gg)	“Section 16 Person” means a person subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

(hh)	“Service Provider” means a person who renders, has rendered or who the Committee expects to render services that benefit or will benefit the Company or a Subsidiary or an Allied Enterprise, in the capacity of employee, director, independent contractor, agent, advisor, consultant, representative or otherwise, and includes but is not limited to (i) Employees, (ii) personal service corporations, limited liability companies and similar entities through which any such person renders, has rendered or is expected to render such services, and (iii) members of the Board who are not Employees.

(ii)	“Stock Appreciation Right” means a right granted subject to and in accordance with Section 8 and the other applicable provisions of the Plan (including, without limitation, Section 9).

(jj)	“Subsidiary” means a corporation or other form of business association of which shares (or other ownership interests) having more than 50% of the voting power are owned or controlled, directly or

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indirectly, by the Company; provided, however, that in the case of an Incentive Stock Option, the term “Subsidiary” shall mean a Subsidiary (as defined by the preceding clause) which is also a “subsidiary corporation” as defined in Section 424(f) of the Code.

3.	Grants of Awards

(a)	Subject to the provisions of the Plan, the Committee may at any time, and from time to time, grant the following types of awards to any Service Provider:

(i)	Incentive Awards, which may but need not be in the form of Dividend Equivalents, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, or Restricted Stock Unit Awards;

(ii)	Options; and

(iii)	Stock Appreciation Rights.

Any provision above of this Section 3(a) to the contrary notwithstanding, the Committee may grant Incentive Stock Options only to Service Providers who are Employees.

(b)	After an Award has been granted,

(i)	the Committee may waive any term or condition thereof that could have been excluded from such Award when it was granted, and

(ii)	with the written consent of the affected participant, may amend any Award after it has been granted to include (or exclude) any provision which could have been included in (or excluded from) such Award when it was granted, and no additional consideration need be received by the Company in exchange for such waiver or amendment.

(c)	The Committee may (but need not) grant any Award linked to another Award, including, without limitation, Options linked to Stock Appreciation Rights, Dividend Equivalents linked to Options or Stock Appreciation Rights, and Dividend Equivalents linked to other Incentive Awards. Linked Awards may be granted as either alternatives or supplements to one another. The terms and conditions of any such linked Awards shall be determined by the Committee, subject to the provisions of the Plan.

(d)	No Service Provider shall acquire any rights in or to or with respect to any Award unless and until a written instrument signed by an officer of the Company and setting forth the terms and conditions of such Award is delivered to the Service Provider and is returned to the designated Company representative subscribed by the Service Provider within the time, if any, prescribed therefor by the Committee or its delegate. Any such instrument shall be consistent with this Plan and incorporate it by reference. Subscribing such instrument and returning it to the designated Company representative as aforesaid shall constitute the Service Provider’s irrevocable agreement to and acceptance of the terms and conditions of the Award set forth in such instrument and the terms and conditions of the Plan applicable to such Award.

(e)	The Committee may rescind the grant of any Award, provided that after a written instrument documenting the grant of such Award has been issued and delivered to the Service Provider the Committee may rescind the grant of such Award only with the written consent of such Service Provider.

(f)	The Committee may grant Awards that qualify as Performance-Based Compensation, as well as Awards that do not qualify as Performance-Based Compensation. Any provision of the Plan to the contrary notwithstanding, the Plan shall be interpreted, administered and construed to permit the Committee to grant Awards that qualify as Performance-Based Compensation as well as Awards that do not so qualify, and any provision of the Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

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(g)	The Plan is intended to enable the Committee to grant Options that qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code, as well as Options and other Awards that do not qualify for such tax treatment. Any provision of the Plan to the contrary notwithstanding, the Plan shall be interpreted, administered and construed to enable the Committee to grant Options that qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code as well as Options and other Awards that do not qualify for such tax treatment, and any provision of the Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

4.	Stock Subject to this Plan; Award Limits

(a)	Subject to the provisions below of Sections 4(c) and 4(d) and Section 10,

(i)	the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards is 950,000 shares of Common Stock, plus (A) the number of shares of Common Stock, if any, that remain available on the Effective Date for grants of awards under the Prior Plan, plus (B) the number of shares of Common Stock, if any, that remain available on the Effective Date for grants of awards under the Prior Program, plus (C) the number of shares of Common Stock that become available after the Effective Date for grants of awards under either the Prior Plan or the Prior Program pursuant to the terms of the Prior Plan or the Prior Program, less (D) the number of shares of Common Stock necessary to satisfy any awards that the Company is obligated to grant under either the Prior Plan or the Prior Program after the Effective Date pursuant to agreements in force prior to the Effective Date which are not amended to provide for the awards to be granted under the Plan. Not more than 50% of such maximum aggregate number of shares may be issued pursuant to Awards that are not Appreciation-Only Awards, and not more than 475,000 of such maximum aggregate number of shares may be issued pursuant to Options that are Incentive Stock Options; and

(ii)	the maximum number of shares of Common Stock with respect to which Options or Stock Appreciation Rights may be granted during any calendar year to any Employee or other Service Provider is 500,000 shares of Common Stock; and

(iii)	the maximum number of shares of Common Stock with respect to which any and all Awards other than Appreciation-Only Awards and Dollar-Denominated Awards may be granted in any one calendar year to any Employee or other Service Provider is 250,000 shares of Common Stock; and

(iv)	no Employee or other Service Provider may receive more than seven million dollars (or the equivalent thereof in shares of Common Stock, based on Fair Market Value on the date as of which the number of shares is determined) in payment of Dollar-Denominated Awards that are granted to such Employee or other Service Provider in any one calendar year.

If, after any Award is earned or exercised, the issuance or transfer of shares of Common Stock or payment of money is deferred, any amounts equivalent to dividends or other earnings during the deferral period (including shares which may be distributed in payment of any such amounts) shall be disregarded in applying the per Employee or other Service Provider limitations set forth above in clauses (ii), (iii) and (iv) of this Section 4(a). If, in connection with an acquisition of another company or all or part of the assets of another company by the Company or a Subsidiary, or in connection with a merger or other combination of another company with the Company or a Subsidiary, the Company either (A) assumes stock options or other stock incentive obligations of such other company, or (B) grants stock options or other stock incentives in substitution for stock options or other stock incentive obligations of such other company, then the stock options or other stock incentive obligations so assumed or granted in substitution by the Company shall not be granted (or be deemed granted) under the Plan and therefore none of the shares of Common Stock that are issuable or transferable pursuant to such stock options or other stock incentives that are assumed or granted in substitution by the Company shall be charged against the limitations set forth in this Section 4(a) above.

(b)	Shares which may be issued pursuant to Awards may be authorized but unissued shares of Common Stock, shares of Common Stock held in the treasury, whether acquired by the Company specifically for

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use under this Plan or otherwise, or shares issued or transferred to, or otherwise acquired by, a trust or other legal entity pursuant to Section 13(d) below, as the Committee may from time to time determine, provided, however, that any shares acquired or held by the Company for the purposes of this Plan shall, unless and until issued or transferred to a trust or other legal entity pursuant to Section 13(d) below or to a Service Provider or other rightful holder of an Award in accordance with the terms and conditions of such Award, be and at all times remain treasury shares of the Company, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

(c)	Subject to Section 4(e) below, the maximum aggregate number of shares set forth in Section 4(a)(i) above shall be charged only for the number of shares which are actually issued under the Plan; if any shares of Common Stock subject to an Award shall not be issued to a Service Provider and shall cease to be issuable to a Service Provider because of the termination, expiration, forfeiture or cancellation, in whole or in part, of such Award or the settlement of such Award in cash or for any other reason, or if any such shares shall, after issuance, be reacquired by the Company because of a Service Provider’s failure to comply with the terms and conditions of an Award, the shares not so issued, or the shares so reacquired by the Company, as the case may be, shall no longer be charged against the limitations provided for in Section 4(a)(i) above and may again be made subject to Awards.

(d)	Subject to Section 4(e) below, if the purchase price of shares subject to an Option is paid in shares of Common Stock in accordance with the provisions of clause (iv) of Section 7(b) below, or if shares of Common Stock that are issued or issuable pursuant to an Award are withheld by the Company in accordance with Section 13(f) below in full or partial satisfaction of withholding taxes due in respect of the Award or due in respect of the grant, exercise, vesting, distribution or payment of the Award, the number of shares surrendered to the Company in payment of the purchase price of the shares subject to the Option, or the number of shares that are withheld by the Company in payment of such withholding taxes, shall be added back to the maximum aggregate number of shares which may be issued pursuant to Awards under Section 4(a)(i) above, so that the maximum aggregate number of shares which may be issued pursuant to Awards under Section 4(a)(i) above shall have been charged only for the net number of shares that were issued by the Company pursuant to the Option exercise or the Award.

(e)	If and to the extent that the General Counsel determines that Section 4(c) or Section 4(d) above or Section 8(f) below shall cause the Company or the Plan to fail to satisfy the rules or listing standards of the New York Stock Exchange as in effect from time to time, or shall prevent Incentive Stock Options granted under the Plan from qualifying as Incentive Stock Options under Code Section 422, then to that extent (and only to that extent) Section 4(c), Section 4(d) or Section 8(f) shall be disregarded. For example, if the General Counsel determines that one or more of the aforementioned Sections of the Plan will prevent Incentive Stock Options granted under the Plan from qualifying as Incentive Stock Options under Code Section 422 if such Sections of the Plan are applied in determining the number of shares of Common Stock that are available from time to time to be issued pursuant to Options that are Incentive Stock Options, and determines that such Sections of the Plan will not prevent Incentive Stock Options granted under the Plan from qualifying as Incentive Stock Options under Code Section 422 if such Sections of the Plan are applied in determining the number of shares of Common Stock that are available from time to time to be issued pursuant to Options that are Non-Statutory Stock Options or other Awards that are not Incentive Stock Options, then such Sections of the Plan shall be disregarded for purposes of determining the number of shares of Common Stock that are available from time to time to be issued pursuant to Options that are Incentive Stock Options, but not for purposes of determining the number of shares of Common Stock that are available from time to time to be issued pursuant to Options that are Non-Statutory Stock Options or other Awards that are not Incentive Stock Options.

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5.	Incentive Awards

I.	Generally. Except as otherwise provided in Section 13(e), Incentive Awards shall be subject to the following provisions:

(a)	Incentive Awards may be granted in lieu of, or as a supplement to, any other compensation that may have been earned by the Service Provider prior to the date on which the Incentive Award is granted. The amount of an Incentive Award may be based upon (i) a specified number of shares of Common Stock or the Fair Market Value of a specified number of shares of Common Stock, or (ii) an amount of money not determined by reference to the Fair Market Value of a specified number of shares of Common Stock. Any Incentive Award may be paid in the form of money or shares of Common Stock valued at their Fair Market Value on the payment date, or a combination of money and such shares, as the Committee may provide. Dividend Equivalents, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards and Restricted Stock Unit Awards are specific forms of Incentive Awards, but are not the only forms in which Incentive Awards may be made.

(b)	Any shares of Common Stock that are to be issued pursuant to an Incentive Award, and any money to be paid in respect of an Incentive Award, may be issued or paid to the Service Provider at the time such Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. In the event that any such issuance or payment shall not be made to the Service Provider at the time an Incentive Award is granted, the Committee may but need not grant Dividend Equivalents in respect of the Award, or may provide that, until such shares are issued or money is paid in respect of the Award or until the Award is forfeited, and subject to such terms and conditions as the Committee may impose, the Award shall earn amounts equivalent to interest or another investment return specified by the Committee, which amounts may be paid as earned or deferred and reinvested, and which amounts may be paid either in money or shares of Common Stock, all as the Committee may provide.

(c)	Incentive Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the shares issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the shares issued pursuant thereto in designated circumstances, as the Committee may determine; provided, however, that upon the issuance of shares pursuant to any such Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Award. In the case of a Restricted Stock Award, the recipient shall pay the par value of the shares to be issued pursuant to the Award unless such payment is not required by applicable law.

II.	Performance Share Awards and Performance Unit Awards

(a)	Subject to the terms and conditions of the Plan, the Committee may grant any Service Provider a Performance Share Award and/or a Performance Unit Award. The Committee may but need not provide that a specified portion of the Performance Share Award or Performance Unit Award will be earned if the specified performance goal applicable to the Award is partially attained.

(b)

Subject to Section 6(b) below, the specified performance goal applicable to a Performance Share Award or Performance Unit Award may but need not consist, without limitation, of any one or more of the following: completion of a specified period of employment with or other service that benefits the Company or a Subsidiary or an Allied Enterprise, achievement of financial or operational goals, and/or the occurrence of a specified circumstance or event. The performance goal applicable to Performance Share Awards and Performance Unit Awards, and the other terms and conditions of such awards, need not be the same for each award or each Service Provider to whom an award is granted. A Service Provider may (but need not) be granted Performance Share Awards and Performance Unit Awards each year, and the performance period applicable to any such Award may overlap with one or more years included in the performance period applicable to any earlier- or later-

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granted Award. Subject to Section 6(d) below, the Committee may retain discretion to adjust the determinations of the degree of attainment of the performance objectives applicable to Performance Share Awards and Performance Unit Awards.

(c)	Subject to Section 6(e) below, the Committee may but need not provide that, if the Service Provider’s death or disability or another circumstance or event specified by the Committee occurs before the performance goal applicable to a Performance Share Award or Performance Unit Award is attained, and irrespective of whether the performance goal is thereafter attained, the Performance Share Award or Performance Unit Award will be earned in whole or in part (as the Committee may specify).

(d)	The Committee may but need not provide for a Service Provider’s Performance Share Award or Performance Unit Award to be forfeited in whole or in part if such Participant’s employment by or other service that benefits the Company, a Subsidiary or an Allied Enterprise terminates for any reason before shares are issued or money is paid (as applicable) in full settlement of such Performance Share Award or Performance Unit Award.

(e)	Except as otherwise provided in the instrument evidencing a Performance Share Award or Performance Unit Award, Performance Share Awards and Performance Unit Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or to a Beneficiary.

III.	Dividend Equivalents. The Committee may grant any Service Provider the right to be paid, subject to such terms and conditions as the Committee may specify, an amount of money equal to the dividends paid from time to time on a specified number of shares of Common Stock (which may but need not be based on the number of shares that are subject to another Award, including without limitation an Option or Stock Appreciation Rights, and whether or not such other Award is vested or exercisable). The Committee may provide for such amount of money to be paid on each date on which such dividends are paid or at a subsequent future time or times. If it is not paid on each such date, then, if so provided by the Committee, and subject to such terms and conditions as the Committee may impose, until such money is paid or forfeited, it shall be credited to the Service Provider on the books of the Company and may earn amounts equivalent to interest or another investment return specified by the Committee, or may earn amounts equivalent to the dividends that would be paid on a number of shares of Common Stock having a Fair Market Value on its dividend payment date equal to such amount. Any such equivalent amounts may be paid as earned or may be deferred and reinvested until a future date or dates, as the Committee may specify, provided that any dividends deemed reinvested in shares of Common Stock shall be deemed reinvested at Fair Market Value on the applicable dividend payment date. Dividend Equivalents may be paid in the form of money or shares of Common Stock based on their Fair Market Value on the payment date, or in a combination of money and such shares, as the Committee may provide. Any shares of Common Stock issued in payment of Dividend Equivalents shall be charged against the maximum aggregate number of shares which may be issued pursuant to Awards under Section 4(a)(i) above.

6.	Performance Measures and Other Provisions Applicable to Performance-Based Compensation Awards

(a)	Awards that the Committee intends to qualify as Performance-Based Compensation shall be granted and administered in a manner that will enable such Awards to qualify as Performance-Based Compensation.

(b)

The performance goal applicable to any Award (other than an Appreciation-Only Award) that the Committee intends to qualify as Performance-Based Compensation shall be based on targeted levels of, targeted levels of return on, or targeted levels of growth for, any one or more of the following performance measures on a consolidated Company, consolidated Group, business unit or divisional level, as the Committee may specify: earnings per share, net income, operating income, performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or

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after tax), gross margin, revenue, working capital, total assets, net assets, stockholders’ equity, or cash flow. The Committee shall select the performance measure or measures on which the performance goal applicable to any such Award shall be based and shall establish the levels of performance at which such Award is to be earned in whole or in part. Any such performance measure or combination of such performance measures may apply to the Service Provider’s Award in its entirety or to any designated portion or portions of the Award, as the Committee may specify. The foregoing performance measures shall be determined in accordance with generally accepted accounting principles (“GAAPs”) to the extent that GAAPs define such performance measures, and otherwise shall be determined in accordance with any customary and reasonable definition the Committee approves. However, notwithstanding the preceding sentence, unless the Committee determines otherwise prior to payment of an Award to which this Section 6(b) applies, and subject to any exercise of “negative discretion” by the Committee, extraordinary, unusual or non-recurring items; discontinued operations; effects of accounting changes; effects of currency fluctuations; effects of financing activities (by way of example, without limitation, effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; effects of acquisitions and acquisition expenses; and effects of divestitures and divestiture expenses, any of which affect any performance goal applicable to such Award (including, without limitation, earnings per share) shall be automatically excluded or included in determining the extent to which the performance goal has been achieved, whichever will produce the higher Award.

(c)	Any provision of the Plan to the contrary notwithstanding, but subject to Section 6(e), Section 9 and Section 10 below, Awards to which Section 6(b) above applies shall (i) “be paid solely on account of the attainment of one or more preestablished, objective performance goals” (within the meaning of Treasury Regulation 1.162-27(e)(2) or its successor) over a period of one year or longer, which performance goals shall be based upon one or more of the performance measures set forth in Section 6(b) above, and (ii) be subject to such other terms and conditions as the Committee may impose.

(d)	The terms of the performance goal applicable to any Award to which Section 6(b) above applies shall preclude discretion to increase the amount of compensation that would otherwise be due upon attainment of the goal.

(e)	An Award to which Section 6(b) above applies may be earned in whole or in part if the Service Provider’s death or disability or a Change in Control or another circumstance or event specified by the Committee occurs before the performance goal applicable to the Award is attained, and irrespective of whether the performance goal applicable to the Award is thereafter attained, but only if and to the extent that (i) the Committee so provides with respect to such Award, and (ii) the Award will nevertheless qualify as Performance-Based Compensation if the performance goal applicable to such Award is attained and the Service Provider’s death or disability, a Change in Control or any such other circumstance or event specified by the Committee does not occur.

7.	Options. Except as otherwise provided in Section 13(e), Options shall be subject to the following provisions and such other terms and conditions, consistent with the following provisions, as the Committee may provide in the instrument evidencing the Options:

(a)	Subject to the provisions of Section 10, the purchase price per share shall be, in the case of an Incentive Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted (or in the case of any optionee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than 110% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted) and, in the case of a Non-Statutory Stock Option, not less than the par value of a share of Common Stock on the date the Non-Statutory Stock Option is granted. Subject to the foregoing limitations, the purchase price per share may, if the Committee so provides at the time of grant of an Option, be indexed to the increase or decrease in an index specified by the Committee.

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(b)	The purchase price of shares subject to an Option may be paid in whole or in part (i) in money, (ii) by bank-certified, cashier’s or personal check subject to collection, (iii) if so provided in the Option and subject to Section 402 of the Sarbanes-Oxley Act of 2002 as amended from time to time and subject to such terms and conditions as the Committee may impose, by delivering to the Company a properly executed exercise notice together with a copy of irrevocable instructions to a stockbroker to sell immediately some or all of the shares acquired by exercise of the option and to deliver promptly to the Company an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price, (iv) if so provided in the Option and subject to such terms and conditions as may be specified in the Option, in shares of Common Stock which have been owned by the optionee for at least six months or which were acquired on the open market and which are surrendered to the Company actually or by attestation, or (v) if so provided in the Option and subject to such terms and conditions as may be specified in the Option, by electing to have the Company retain some of the shares of Common Stock that would otherwise be issued pursuant to the Option exercise. Any shares of Common Stock thus surrendered to or retained by the Company shall be valued at their Fair Market Value on the date of exercise. If so provided in the Option and subject to such terms and conditions as are specified in the Option, in lieu of the foregoing methods of payment, any portion of the purchase price of the shares to be issued may be paid by a promissory note secured by a pledge of the purchased shares in such form and containing such provisions (which may but need not provide for interest and for payment of the note at the election of the Service Provider in money or in shares of Common Stock or other property surrendered to the Company) as the Committee may approve; provided that (A) payment by promissory note may be made only if and to the extent that the General Counsel determines that it is permissible under the Delaware General Corporation Law and Section 402 of the Sarbanes-Oxley Act of 2002 as amended from time to time, and (B) if the Committee permits any such note to be paid by surrender of shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of such surrender, and (C) if the Committee permits any such note to be paid by surrender of other property, such other property shall be valued at its fair market value on any reasonable basis established or approved by the Committee, and (D) in the case of an Incentive Stock Option, any such note shall bear interest at the minimum rate required to avoid imputation of interest under federal income tax laws applicable at the time of exercise and (E) any such note shall mature in ten years or such lesser period as may be specified by the Committee.

(c)	Options may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Option is granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this Section 7, each Option may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Committee may determine. Without limiting the foregoing, an Option may (but need not) provide by its terms that it will become exercisable in whole or in part upon the completion of specified periods of service or earlier achievement of one or more performance objectives specified therein, or that it will become exercisable only if one or more performance goals specified therein are achieved. The Committee may at any time accelerate the date on which an Option becomes exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the instrument evidencing the Option, an Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.

(d)

Subject to Section 13(a) below, each Option shall be exercisable during the life of the optionee only by him or his guardian or legal representative, and after death only by his Beneficiary. Notwithstanding any other provision of this Plan, (i) no Option shall be exercisable after the tenth anniversary of the date on which the Option was granted, and (ii) no Incentive Stock Option which is granted to any optionee who, at the time such Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation,

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shall be exercisable after the expiration of five (5) years from the date such Option is granted. If an Option is granted for a term of less than ten years, the Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than on the tenth anniversary of the date on which the Option was granted, and no additional consideration need be received by the Company in exchange for such extension. Subject to the foregoing provisions of this Section 7(d), the Committee may but need not provide for an Option to be exercisable after termination of the Service Provider’s employment or other service for any period and subject to any terms and conditions that the Committee may determine.

(e)	An Option may, but need not, be an Incentive Stock Option; provided that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options may be exercisable for the first time by any Employee during any calendar year (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 unless the Code is amended to allow a higher dollar amount.

(f)	Shares purchased pursuant to the exercise of an Option shall be issued to the person exercising the Option as soon as practicable after the Option is properly exercised. However, the Committee may (but need not) permit the person exercising an Option to elect to defer the issuance of shares purchased pursuant to the exercise of the Option on such terms and subject to such conditions and for such periods of time as the Committee may in its discretion provide. In the event of such deferral, the Committee may (but need not) grant the person who exercised the Option Dividend Equivalents with respect to such shares. No person exercising an Option shall acquire any rights of a shareholder unless and until the shares purchased pursuant to the exercise of the Option are issued to him. If so provided in the instrument evidencing the Option, the shares issued pursuant to the exercise of the Option may be non-transferable and forfeitable to the Company in designated circumstances and for specified periods of time.

(g)	The Committee may (but need not) provide, at the time of grant of an Incentive Stock Option or, with respect to a Non-Statutory Stock Option, at or after the time of grant, that the Service Provider to whom such Option is granted shall be granted a Non-Statutory Stock Option (a “Reloaded Option”) if and when (i) such Service Provider exercises all or part of an Option, including without limitation a previously granted Reloaded Option, (an “Original Option”) by surrendering shares of Common Stock already owned by him in full or partial payment of the option price under such Original Option and/or (ii) shares of Common Stock are withheld to satisfy tax obligations incident to the exercise of such Original Option. All Reloaded Options are subject to the availability of shares of Common Stock under the Plan at the time of such exercise. A Reloaded Option shall cover a number of shares of Common Stock not greater than the number of shares of Common Stock surrendered in payment of the option price under such Original Option and/or used to satisfy any tax obligation incident to the exercise of such Original Option. Each Reloaded Option shall have an option price equal to the Fair Market Value of the Common Stock on the date of grant of the Reloaded Option and shall expire on the stated expiration date of the Original Option. The date of grant of a Reloaded Option shall be the date on which the exercise of the Original Option results in the grant of such Reloaded Option. A Reloaded Option shall be exercisable at any time and from time to time from or after the date of grant of the Reloaded Option (or as the Committee in its sole discretion shall otherwise specify in the written instrument evidencing the Reloaded Option). The written instrument evidencing the Original Option or the Reloaded Option may contain such other terms and conditions as the Committee may in its discretion impose, which, without limitation, may (but need not) (A) make the grant or exercise of Reloaded Options contingent on the achievement of specified levels of stock appreciation on the Original Option or otherwise, (B) limit the number of Reloaded Options that may be granted or the intervals at which Reloaded Options may be granted, and (C) include a restriction on the transferability of the Common Stock received upon the exercise of the Original Option or any Reloaded Option.

(h)

The Committee shall not have the authority to reduce the purchase price of shares under outstanding Options, except as permitted by Section 10 below (relating to adjustments for changes in capitalization and similar adjustments). If the Committee grants an Option under which the purchase price of the

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optioned shares is indexed to the increase or decrease in a specified index, as permitted by Section 7(a) above, a reduction in the purchase price resulting from a decrease in the index shall not be deemed to violate the first sentence of this Section 7(h).

(i)	No Employee shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4) or a successor thereto) during the six months after the Employee’s receipt of a hardship distribution from a plan of the Company or a related party within the provisions of Code Sections 414(b), (c), (m) or (o) containing a cash or deferred arrangement under Section 401(k) of the Code. The preceding sentence shall not apply if and to the extent that the General Counsel determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Section 401(k) of the Code.

(j)	No option shall be exercisable unless and until the Company (i) obtains the approval of all regulatory bodies whose approval the General Counsel may deem necessary or desirable, and (ii) complies with all legal requirements deemed applicable by the General Counsel.

(k)	An Option shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of shares with respect to which the Option is being exercised, is received by the designated representative of the Company on a properly completed form approved for this purpose by the Committee, accompanied by full payment of the Option exercise price in one or more of the forms authorized in the instrument evidencing such Option and described in Section 7(b) above for the number of shares to be purchased. No Option may at any time be exercised with respect to a fractional share unless the instrument evidencing such Option expressly provides otherwise.

8.	Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the Plan, as shall from time to time be determined by the Committee and to the following terms and conditions:

(a)	Stock Appreciation Rights that are granted under the Plan may be linked to all or any part of an Option (“Linked Stock Appreciation Rights”), or may be granted without any linkage to an Option (“Free-Standing Stock Appreciation Rights”). Linked Stock Appreciation Rights may be granted on the date of grant of the related Option or on any date thereafter, as the Committee may determine.

(b)	Linked Stock Appreciation Rights may be granted either as an alternative or a supplement to the Option to which they are linked (the “related” Option). Linked Stock Appreciation Rights that are granted as an alternative to the related Option may only be exercised when the related Option is exercisable, and at no time may a number of such Linked Stock Appreciation Rights be exercised that exceeds the number of shares with respect to which the related Option is then exercisable. Upon exercise of Linked Stock Appreciation Rights that are granted as an alternative to an Option, the holder shall be entitled to receive the amount determined pursuant to Section 8(e) below. Exercise of each such Linked Stock Appreciation Right shall cancel the related Option with respect to one share of Common Stock purchaseable under the Option. Linked Stock Appreciation Rights that are granted as a supplement to the related Option shall entitle the holder to receive the amount determined pursuant to Section 8(e) below if and when the holder purchases shares under the related Option or at any subsequent time specified in the instrument evidencing such Stock Appreciation Rights.

(c)

Stock Appreciation Rights may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Stock Appreciation Rights are granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this Section 8, Stock Appreciation Rights may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Committee may determine. Without limiting the foregoing, Stock Appreciation Rights may (but need not) provide by their terms that they will become exercisable in whole or in part upon the completion of specified periods of

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service or earlier achievement of one or more specified performance objectives, or that they will become exercisable only if one or more specified performance goals are achieved. The Committee may at any time accelerate the date on which Stock Appreciation Rights become exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Plan or the instrument evidencing the Stock Appreciation Rights, Stock Appreciation Rights, to the extent they become exercisable, may be exercised at any time in whole or in part until they expire or terminate.

(d)	No Free-Standing Stock Appreciation Rights or Linked Stock Appreciation Rights that are granted as a supplement to the related Option shall be exercisable after the tenth anniversary of the date on which the Stock Appreciation Rights were granted, and no Linked Stock Appreciation Rights that are granted as an alternative to the related Option shall be exercisable after the related Option ceases to be exercisable. If the Committee grants Stock Appreciation Rights for a lesser term than that permitted by the preceding sentence, the Committee may, at any time prior to expiration of the Stock Appreciation Rights, extend their term to the maximum term permitted by the preceding sentence, and no additional consideration need be received by the Company in exchange for such extension. Subject to the foregoing provisions of this Section 8(d), the Committee may but need not provide for Stock Appreciation Rights to be exercisable after termination of the Service Provider’s employment or other service for any period and subject to any terms and conditions that the Committee may determine.

(e)	Upon exercise of Stock Appreciation Rights, the holder thereof shall be entitled to receive an amount of money, or a number shares of Common Stock that have a Fair Market Value on the date of exercise of such Stock Appreciation Rights, or a combination of money and shares valued at Fair Market Value on such date, as the Committee may determine, equal to the amount by which the Fair Market Value of a share of Common Stock on the date of such exercise exceeds the Exercise Price (as hereafter defined) of the Stock Appreciation Rights, multiplied by the number of Stock Appreciation Rights exercised; provided that in no event shall a fractional share be issued unless the instrument evidencing such Stock Appreciation Rights expressly provides otherwise. In the case of Linked Stock Appreciation Rights that are granted as an alternative to the related Option, the Exercise Price shall be the price at which shares may be purchased under the related Option. In the case of Linked Stock Appreciation Rights that are granted as a supplement to the related Option, and in the case of Free-Standing Stock Appreciation Rights, the Exercise Price shall be the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Rights are granted, unless the Committee specifies a different price when the Stock Appreciation Rights are granted (which shall not be less than the par value of the Common Stock and which may be indexed to the increase or decrease in an index specified by the Committee). The Committee may provide that, notwithstanding the foregoing, upon exercise of Stock Appreciation Rights at any time during a period commencing on the third business day following the date of release for publication of any annual or quarterly summary statements of the Company’s sales and earnings and ending on the twelfth business day following such date (a “Window Period”), or during the thirty-day period following a Change in Control (a “Change in Control Period”), including, without limitation, upon exercise of Stock Appreciation Rights which expire before the end of the Window Period or Change in Control Period in which they are exercised (“Expiring Stock Appreciation Rights”), the amount of money or shares which a Section 16 Person shall be entitled to receive in settlement of such exercise shall equal the amount by which the highest Fair Market Value of Common Stock during such Window Period or such Change in Control Period (or, in the case of Expiring Stock Appreciation Rights, the highest Fair Market Value of Common Stock during the portion of such Window Period or Change in Control Period that precedes the expiration of such Stock Appreciation Rights) exceeds the Exercise Price of the Stock Appreciation Rights multiplied by the number of Stock Appreciation Rights exercised but, in the case of Stock Appreciation Rights that relate to an Incentive Stock Option, not in excess of the maximum amount that may be paid under Code Section 422 without disqualifying such Option as an incentive stock option as defined in that Code section.

(f)

Subject to Section 4(e) above, (i) the limitations set forth in Section 4(a)(i) above shall be charged only for the number of shares which are actually issued in settlement of Stock Appreciation Rights; and (ii) in

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the case of an exercise of Linked Stock Appreciation Rights that were granted as an alternative to the related Option, if the number of shares of Common Stock previously charged against such limitations on account of the portion of the Option that is cancelled in connection with such exercise in accordance with Section 8(b) exceeds the number of shares (if any) actually issued pursuant to such exercise, the excess may be added back to the maximum aggregate number of shares available for issuance under the Plan.

(g)	Subject to Section 13(a) below, Stock Appreciation Rights shall be exercisable during the life of the Service Provider only by him or his guardian or legal representative, and after death only by his Beneficiary.

(h)	The Committee shall not have the authority to reduce the exercise price of outstanding Stock Appreciation Rights, except as permitted by Section 10 below (relating to adjustments for changes in capitalization and similar adjustments). If the Committee grants Stock Appreciation Rights the exercise price of which is indexed to the increase or decrease in a specified index, as permitted by Section 8(e) above, a reduction in the exercise price resulting from a decrease in the index shall not be deemed to violate the first sentence of this Section 8(h).

9.	Certain Change in Control, Termination of Service, Death and Disability Provisions.

(a)	Notwithstanding any provision of the Plan to the contrary, unless the instrument evidencing an Award provides otherwise, (i) any Award which is outstanding but not yet fully exercisable, vested, earned or payable at the time of a Change in Control shall become fully exercisable, vested, earned and payable at that time; provided that if such Change in Control occurs less than six months after the date on which such Award was granted and if the consideration for which such Award was granted consisted in whole or in part of future services, then such Award shall become fully exercisable, vested, earned and payable at the time of such Change in Control only if the participant agrees in writing (if requested to do so by the Committee in writing before such Change in Control) to remain in the employment or other applicable service that benefits the Company or a Subsidiary or an Allied Enterprise, at least through the date which is six months after the date such Award was granted, with substantially the same title, duties, authority, reporting relationships, compensation and indemnification as on the day immediately preceding the Change in Control; and (ii) any Option or Stock Appreciation Right which is outstanding at the time of a Change in Control shall remain exercisable for the full balance of its 10 year (or lesser) term, irrespective of any provision that would otherwise cause such Option or Stock Appreciation Right to terminate sooner.

(b)	Subject to Section 9(a) above, the Committee may at any time, and subject to such terms and conditions as it may impose:

(i)	authorize the holder of an Option or Stock Appreciation Rights to exercise the Option or Stock Appreciation Rights following the termination of the participant’s employment or other applicable service that benefits the Company or a Subsidiary or an Allied Enterprise, or following the participant’s death or disability, whether or not the Option or Stock Appreciation Rights would otherwise be exercisable following such event, provided that in no event may an Option or Stock Appreciation Rights be exercised after the expiration of their term;

(ii)	grant Options and Stock Appreciation Rights which become exercisable only in the event of a Change in Control;

(iii)	provide for Stock Appreciation Rights to be exercised automatically and only for money in the event of a Change in Control;

(iv)	authorize any Award to become non-forfeitable, fully earned and payable following (A) the termination of the Service Provider’s employment with or other applicable service that benefits the Company or a Subsidiary or an Allied Enterprise, or (B) the Service Provider’s death or disability, whether or not the Award would otherwise become non-forfeitable, fully earned and payable following such event;

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(v)	grant Awards which become non-forfeitable, fully earned and payable only in the event of a Change in Control; and

(vi)	provide in advance or at the time of a Change in Control for money to be paid in settlement of any Award in the event of a Change in Control, either at the election of the participant or at the election of the Committee.

10.	Adjustment Provisions. In the event that any recapitalization, or reclassification, split-up, reverse split, or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall be, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or any other entity or person, or a spin-off or a record date for determination of holders of Common Stock entitled to receive a dividend or other distribution payable in Common Stock or other property (other than normal cash dividends) shall occur, (a) the maximum aggregate number and class of shares or other securities or property that may be issued in accordance with Section 4(a)(i) above pursuant to (i) Awards thereafter granted, and (ii) Awards thereafter granted that are not Appreciation-Only Awards, (b) the maximum number and class of shares or other securities or property with respect to which Options or Stock Appreciation Rights, or Awards other than Appreciation-Only Awards and Dollar-Denominated Awards, may be granted during any calendar year to any Employee or other Service Provider pursuant to Section 4(a)(ii) or 4(a)(iii) above, (c) the number and class of shares or other securities or property that may be issued under outstanding Awards, (d) the exercise price or purchase price to be paid per share under outstanding and future Awards, and (e) the price to be paid per share by the Company or a Subsidiary for shares or other securities or property issued pursuant to Awards which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted; provided that with respect to Incentive Stock Options any such adjustments shall comply with Sections 422 and 424 of the Code.

11.	Effective Date and Duration of Plan; Effect on Prior Plans. The Plan shall become effective on the Effective Date. No awards shall be granted under the Prior Plan or the Prior Program on or after the Effective Date, except for awards, if any, that the Company is contractually obligated to grant under the Prior Plan or the Prior Program on or after the Effective Date pursuant to agreements in force prior to the Effective Date which are not amended to provide for the awards to be granted under the Plan. If the Plan is not approved by shareholders of the Company, the Plan (including the preceding sentence) shall be null, void and of no force or effect. If the Plan is approved by shareholders of the Company, Awards may be granted within ten years after the Effective Date, but not thereafter. In no event shall an Incentive Stock Option be granted under the Plan more than ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

12.	Administration.

(a)

The Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board. No person shall be appointed to or shall serve as a member of such committee unless at the time of such appointment and service he shall be an “independent director” as defined in applicable rules or listing standards of the New York Stock Exchange and a “non-employee director” as defined in SEC Rule 16b-3. Unless the Board determines otherwise, such committee shall also be comprised solely of “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code and Treasury Regulation Section 1.162-27(e)(3). Notwithstanding the foregoing, if and to the maximum extent permissible under applicable laws and regulations, including in particular but not limited to Sections 141(c) and 157(c) of the General Corporation Law of Delaware, and applicable rules or listing standards of the New York Stock Exchange, any or all of the authority and responsibility of the Committee under the Plan may be exercised with respect to Service Providers who at the time any such authority or responsibility is exercised are not and have never been (i) Section 16 Persons, or (ii) “covered employees” within the meaning of Section 162(m)(3) of the Code, by (A) another committee of the Board

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to which the Board delegates such authority or responsibility, the members of which committee may be officers or employees of the Company and need not be “independent directors”, “non-employee directors” or “outside directors” referred to above, or (B) a Chief Executive Officer of the Company and/or a chairperson of the Committee to whom the Board or the Committee delegates such authority or responsibility. To the extent that the Board or the Committee (as applicable) delegates the authority and responsibility of the Committee pursuant to the foregoing, all references to the Committee in the Plan shall be deemed to refer to the committee to which, or the person to whom, such authority and responsibility is so delegated.

(b)	The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem necessary for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee shall, subject to the provisions of the Plan, have full power and discretion to interpret, administer and construe the Plan and full authority to make all determinations and decisions thereunder including without limitation the authority and discretion to (i) determine the persons who are Service Providers and select the Service Providers who are to participate in the Plan, (ii) determine when Awards shall be granted, (iii) determine the number of shares and/or amount of money to be made subject to each Award, (iv) determine the type of Award to grant, (v) determine the terms and conditions of each Award, including the exercise price, in the case of an Option or Stock Appreciation Rights, and whether specific Awards shall be linked to one another and if so whether they shall be alternative to or supplement one another, (vi) make any adjustments pursuant to Section 10 of the Plan, and (vii) determine whether or not a specific Award is intended to qualify as Performance-Based Compensation. Without limiting the generality of the foregoing, the Committee shall have the authority to establish and administer performance goals applicable to Awards, and the authority to certify that such performance goals are attained, within the meaning of Treasury Regulation Section 1.162-27(c)(4). The interpretation by the Committee of the terms and provisions of the Plan and any instrument issued thereunder, and its administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, Allied Enterprises, all participants and Service Providers, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

(c)	Members of the Board of Directors and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

13.	General Provisions.

(a)	No Award, including without limitation any Option or Stock Appreciation Rights, shall be transferable by the Service Provider or other rightful holder of such Award other than by will or the laws of descent and distribution or to a Beneficiary. The preceding sentence and any other provision of the Plan to the contrary notwithstanding, the Committee may (but need not) permit a Service Provider to transfer any Award, other than an Incentive Stock Option or any other Award that is linked to an Incentive Stock Option, during his lifetime to such other persons and such entities and on such terms and subject to such conditions as the Committee may provide in the written instrument documenting such Award.

(b)	Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the employment or other service of the Company or a Subsidiary or an Allied Enterprise, or shall affect the right of the Company or a Subsidiary or any Allied Enterprise to terminate the employment or other service of any person at any time with or without cause or assigning a reason therefor.

(c)	No shares of Common Stock shall be issued or transferred pursuant to an Award unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of the General Counsel, been satisfied. Any such issuance or transfer shall be contingent upon the person acquiring the shares giving the Company any assurances the General Counsel may deem necessary or desirable to assure compliance with all applicable legal requirements.

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(d)	No person (individually or as a member of a group) and no Beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock (i) issued or transferred to, or acquired by, a trust or other legal entity pursuant to the next sentence of this Section 13(d), (ii) allocated, or (iii) reserved for the purposes of this Plan, or subject to any Award, except as to such shares of Common Stock, if any, as shall have been issued to him. The Committee may (but need not) provide at any time or from time to time (including without limitation upon or in contemplation of a Change in Control) for a number of shares of Common Stock, equal to the number of such shares subject to Awards then outstanding, to be issued or transferred to, or acquired by, a trust (which may but need not be a grantor trust) or other legal entity for the purpose of satisfying the Company’s obligations under such Awards, and, unless prohibited by applicable law, such shares held in trust or in such other legal entity shall be considered authorized and issued shares with full dividend and voting rights, notwithstanding that the Awards to which such shares relate shall not have been exercised or may not be exercisable or vested at that time.

(e)	In the event the laws of a foreign country, in which the Company or a Subsidiary or any Allied Enterprise has Service Providers, prescribe certain requirements for stock incentives to qualify for advantageous tax treatment under the laws of that country (including, without limitation, laws establishing options analogous to Incentive Stock Options), the Board of Directors, may restate, in whole or in part, this Plan and may include in such restatement additional provisions for the purpose of qualifying the restated plan and stock incentives granted thereunder under such laws; provided, however, that (i) the terms and conditions of a stock incentive granted under such restated plan may not be more favorable to the recipient than would be permitted if such stock incentive had been granted under the Plan as herein set forth, (ii) all shares allocated to or utilized for the purposes of such restated plan shall be subject to the limitations of Section 4, and (iii) the provisions of the restated plan may give the Board less but not more discretion to amend or terminate such restated plan than is provided with respect to this Plan by the provisions of Section 14 hereof.

(f)	The Company and its Subsidiaries and any Allied Enterprises may make such provisions as they may deem appropriate for the withholding of any taxes which they determine they are required to withhold in connection with any Award. Without limiting the foregoing, the Committee may, subject to such terms and conditions as it may impose, permit or require any withholding tax obligation arising in connection with any Award or the grant, exercise, vesting, distribution or payment of any Award, up to the minimum required federal, state and local withholding taxes, including payroll taxes, to be satisfied in whole or in part, with or without the consent of the Service Provider or other rightful holder of the Award, by having the Company withhold all or any part of the shares of Common Stock that vest or would otherwise be issued or distributed at such time. Any shares so withheld shall be valued at their Fair Market Value on the date of such withholding.

(g)	Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers, employees, consultants or Service Providers generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan. A Service Provider may be granted an Award whether or not he is eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company.

(h)	The Company’s obligation to issue shares of Common Stock or to pay money in respect of any Award shall be subject to the condition that such issuance or payment would not impair the Company’s capital or constitute a breach of or cause the Company to be in violation of any covenant, warranty or representation made by the Company in any credit agreement to which the Company is a party before the date of grant of such Award.

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(i)	By accepting any benefits under the Plan, each Service Provider, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, its agents and employees, and the Board of Directors and the Committee.

(j)	The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Delaware, but without giving effect to the principles of conflicts of laws thereof. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced, shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought. A Service Provider’s acceptance of any Award shall constitute his irrevocable and unconditional waiver of the right to a jury trial in any action or proceeding concerning the Award, the Plan or any rights or obligations of the Service Provider or the Company under or with respect to the Award or the Plan.

(k)	The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

14.	Amendment and Termination. Subject to any applicable shareholder approval requirements of Delaware or federal law, the New York Stock Exchange or the Code, the Plan may be amended by the Board of Directors at any time and in any respect, including without limitation to permit or facilitate qualification of Options theretofore or thereafter granted (a) as Incentive Stock Options under the Code, or (b) for such other special tax treatment as may be enacted on or after the date on which the Plan is approved by the Board, provided that, without stockholder approval, no amendment shall increase the aggregate number of shares which may be issued under the Plan, or shall permit the exercise price of outstanding Options or Stock Appreciation Rights to be reduced, except as permitted by Section 7(h), Section 8(h) and Section 10 hereof. The Plan may also be terminated at any time by the Board of Directors. No amendment or termination of this Plan shall adversely affect any Award granted prior to the date of such amendment or termination without the written consent of the holder of such Award.

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ANNEX 3

BARNES GROUP INC. NON-EMPLOYEE DIRECTOR

DEFERRED STOCK PLAN, AS FURTHER AMENDED

Section 1: Establishment of Plan

The purpose of this Plan is to provide a means through which Directors of the Company may share in its long-term growth by acquiring a common stock ownership in the Company.

Section 2: Definitions

When used in this Plan, the following terms shall have the definitions set forth in this section:

2.1 “AAA” shall have the meaning set forth in Section 6 hereof.

2.2 “Board of Directors” shall mean the Board of Directors of Barnes Group Inc.

2.3 “Change-in-Control” shall have the meaning set forth in the Barnes Group Inc. Employee Stock And Ownership Program, as amended and in effect from time to time.

2.4 “Committee” shall have the meaning set forth in Section 3.4 hereof.

2.5 “Company” shall mean Barnes Group Inc.

2.6 “Delivery Date” shall have the meaning set forth in Section 4.1 hereof.

2.7 “Director” shall mean a member of the Board of Directors who is not an executive officer of the Company.

2.8 “Disability” shall have the meaning set forth in the Company’s long-term disability plan.

2.9 “Grant Date” shall have the meaning set forth in Section 3.1 hereof.

2.10 “Shares” shall have the meaning set forth in Section 3.1 hereof.

Section 3: Deferred Stock Grant

3.1 Each Director shall be granted as of the date of election to the Board of Directors (the “Grant Date”) the right to receive, without payment to the Company and at the applicable time or times provided by Section 4 hereof, 6,000 shares of the common stock of the Company (the “Shares”). A Director shall have no rights as a stockholder of the Company with respect to any of the Shares until the Shares are delivered to the Director pursuant to Section 4 hereof.

3.2 If the number of outstanding shares of common stock of the Company is changed as a result of a stock dividend, stock split, reverse stock split or the like without additional consideration to the Company, the number of Shares shall be adjusted to correspond to the change in the outstanding shares of common stock; and in the case of any reorganization or recapitalization of the Company (by reclassification of its outstanding common stock or otherwise), or its consolidation or merger with or into another corporation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, pursuant to any of which events the then outstanding shares of common stock are combined, or are changed into or become exchangeable for other shares of stock or property, the Director shall be entitled to receive, in lieu of the Shares that s/he would otherwise be entitled to receive and without any payment, the shares of stock or property which the Director would have received upon such reorganization, recapitalization, consolidation, merger, sale or other transfer, if immediately prior thereto s/he had owned the Shares that s/he would otherwise be entitled to receive pursuant to this Plan and had exchanged such Shares in accordance with the terms of such reorganization, recapitalization, consolidation, merger, sale or other transfer.

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3.3 In no event (a) may the Director sell, exchange, transfer, assign, pledge, hypothecate, mortgage or dispose of the right to receive the Shares or any interest therein, nor (b) shall the right to receive the Shares or any interest therein be subject to anticipation, attachment, garnishment, levy, encumbrance or charge of any nature, voluntary or involuntary, by operation of law or otherwise. Any attempt, whether voluntary or involuntary, to sell, exchange, transfer, assign, pledge, hypothecate, mortgage, dispose, anticipate, attach, garnish, levy upon, encumber or charge the right to receive the Shares or any interest therein shall be null and void and the other party to the transaction shall not obtain any rights to or interest in the Shares. The foregoing sentences in this Section 3.3 shall not prevent the assignment or transfer of the right to receive the Shares and any interest therein by will or applicable laws of descent and distribution, or prevent the Director from designating one or more beneficiaries to receive the Shares in the event of his or her death; provided, that such designation shall have been received in writing by the Company before such death and the last such designation shall be controlling.

3.4 Notwithstanding Section 3.1, if the Director’s service as a director of the Company continues until the date on which a Change-in-Control occurs, the Director shall have the right immediately to receive the Shares. However, if such Change-in-Control occurs less than six months after the Grant Date and the Compensation and Management Development Committee of the Board of Directors (the “Committee”) (other than the Director, if s/he is a member thereof) requests in writing before the date of such Change-in-Control that the Director agree in writing to remain a director of the Company through the date which is six months after the Grant Date with substantially the same title, duties, authority, compensation and indemnification as on the day immediately preceding the Change-in-Control, then in that event the Director shall have the right to receive the Shares pursuant to this Section 3.4 only if the Director executes such written agreement and delivers it to the Company not later than one week after the date of such Change-in-Control, in which case the Director shall have the right to receive the Shares when the Director delivers such written agreement or, if later, on the date on which such Change-in-Control occurs.

3.5 If the Director, at any time before the Shares are delivered: (i) directly or indirectly, whether as an owner, partner, shareholder, consultant, agent, employee, investor or in any other capacity, accepts employment with, renders services to or otherwise assists any other business which competes with the business conducted by the Company or any of its subsidiaries, during the Director’s last two years with the Company or any of its subsidiaries; (ii) directly or indirectly, hires or solicits or arranges for the hiring or solicitation of any employee of the Company or any of its subsidiaries on behalf of any business or enterprise other than the Company or a subsidiary, or encourages any such employee to leave such employment; (iii) uses, discloses, misappropriates or transfers confidential or proprietary information concerning the Company or any of its subsidiaries (except as required by the Director’s work responsibilities with the Company or any of its subsidiaries); (iv) is convicted of a crime against the Company or any of its subsidiaries; or (v) engages in any activity in violation of the policies of the Company or any of its subsidiaries, including without limitation the Company’s Code of Business Ethics and Conduct, or, at any time, engages in conduct adverse to the best interests of the Company or any of its subsidiaries; then should any of the foregoing events occur, the right to receive the Shares and any interest therein and any future dividend equivalents shall be forfeited unless the Committee (other than the Director, if s/he is a member thereof), in its sole discretion, elects otherwise. The provisions of this Section 3.5 are in addition to any other agreements related to non-competition, non-solicitation and preservation of Company confidential and proprietary information entered into between the Director and the Company, and nothing herein is intended to waive, modify, alter or amend the terms of any such other agreement.

Section 4: Delivery of the Shares

4.1 The Shares shall be delivered to each Director by, at the Director’s election, issuance of a stock certificate for the Shares or entry of a credit for the Shares in a book entry account in the Director’s name either on the first business day of the month immediately following his/her termination as a Director (the “Delivery Date”) or, at the election of the Director, on the fifth anniversary of the Delivery Date (or if such date is not a business day, on the first business day thereafter) or in five annual installments (as equal as practical, rounded to the nearest whole share, and not more in the aggregate than the total number of Shares that the Director is entitled to receive) commencing on the Delivery Date. The aforesaid election shall be made by a newly elected Director within thirty days after election to the Board of Directors.

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4.2 A Director who is first elected after July 16, 2003 shall meet a minimum service requirement of three continuous years as a member of the Board of Directors, beginning on the Grant Date and ending on the third anniversary thereof, in order to receive 6,000 Shares. If such Director’s service is terminated due to a reason other than death or Disability, before the expiration of such minimum service period, then a prorata portion of the Shares, based on the Director’s period of service and rounded to the nearest number of whole shares, shall be delivered in accordance with this Section 4. Such prorata portion shall be the number of Shares equal to 6,000 multiplied by a fraction which shall not exceed the number one (1), the numerator of which shall be the number of months elapsed from the Grant Date until the date of such termination of service and the denominator of which fraction shall be the number 36.

4.3 In the event of the death of a Director prior to earning 6,000 Shares, 6,000 Shares shall be delivered to the beneficiary designated by the Director or, in the absence of such designation, to the Director’s estate. In the event of the Disability of a Director prior to earning 6,000 Shares, 6,000 Shares shall be delivered to such Director.

4.4 Regardless of any election by a Director to defer delivery of the Shares, the Committee may in its sole discretion deliver to the Director all of the Shares that the Director is entitled to receive at any time on or after the Delivery Date.

4.5 The Shares shall be Treasury shares.

Section 5: Dividend Equivalents

5.1 The grant of the right to receive the Shares shall also entitle the Director to receive Dividend Equivalents. On each date on which a dividend (other than a common stock dividend) is paid to the holders of common stock the record date of which falls during the period commencing on the Grant Date and ending on the date when the Shares are delivered pursuant to Section 4 hereof, the Company shall pay the Director an amount of money determined by multiplying (a) the number of the Shares that the Director is entitled to receive, times (b) the dividend per share paid on such dividend payment date. However, if the dividend is paid in property other than cash or common stock, the amount of money to be paid to the Director in respect of such dividend shall be determined by multiplying (i) the number of the Shares that the Director is entitled to receive, times (ii) the fair market value on such dividend payment date of the property that was paid per share of common stock as a dividend on such dividend payment date. Notwithstanding anything to the contrary herein, the Director shall not be required to reimburse the Company for any dividend equivalents previously paid to the Director with respect to Shares that are not delivered to the Director pursuant to Section 4.2 hereof.

5.2 At the election of a Director, which election may be changed from time to time, the Dividend Equivalents may be paid in cash or invested in the Company’s common stock through an arrangement similar to the Company’s plan for dividend investment.

5.3 A Director who subsequently becomes an employee of the Company before the Delivery Date shall be entitled to continue to receive Dividend Equivalents.

Section 6: Interpretation

The Committee (other than the Director, if s/he is a member thereof) shall interpret and construe this Plan and make all determinations thereunder, and any such interpretation, construction or determination by the Committee shall be binding and conclusive on the Company and the Director and on any person or entity claiming under or through either of them.

Any claim, demand or controversy arising from such interpretation, construction or determination by the Committee shall be submitted first to a mediator in accordance with the rules of the American Arbitration Association (“AAA”) by submitting a mediation request to the Corporate Secretary of the Company within thirty (30) days of the date of the Committee’s interpretation or construction. The mediation process shall conclude upon the earlier of: (a) the resolution of the dispute; (b) a determination by either the mediator or one or more of the parties

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that all settlement possibilities have been exhausted and there is no possibility of resolution; or (c) thirty (30) days have passed since the filing of a request to mediate with the AAA. A party who has previously submitted a dispute to mediation, and which dispute has not been resolved, may submit such dispute to binding arbitration pursuant to the rules of the AAA. Any arbitration proceeding for such dispute must be initiated within fourteen (14) days from the date that the mediation process has concluded. The prevailing party shall recover its costs and reasonable attorney’s fees incurred in such arbitration proceeding. The Director and the Company specifically understand and agree that the failure of a party to timely initiate a proceeding hereunder shall bar the party from any relief or other proceeding and any such dispute shall be deemed to have been finally and completely resolved. All mediation and arbitration proceedings shall be conducted in Bristol, Connecticut or such other location as the Company may determine and the Director agrees that no objection shall be made to such jurisdiction or venue, as a forum non conveniens or otherwise. The arbitrator’s authority shall be limited to resolution of the legal disputes between the parties and the arbitrator shall not have authority to modify or amend this Plan or the Committee’s interpretation or construction thereof, or abridge or enlarge rights available under applicable law. Any court with jurisdiction over the parties may enforce any award made hereunder.

Section 7: Amendment and Termination; Term

7.1 The Committee may at any time terminate this Plan and it may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, this Plan in whole or in part; provided, that any such amendment of this Plan shall be contingent on obtaining the approval of the stockholders of the Company if the Committee determines that such approval is necessary to comply with any requirement of law, including the rules of any stock exchange, stock market or automated quotation system on which the Company’s equity securities are traded or quoted.

7.2 The expiration of this Plan, after which no rights to Shares may be granted hereunder, shall be July 16, 2013; provided, that the administration of this Plan shall continue in effect until all matters have been settled relating to the delivery of Shares for which rights have been previously granted.

Section 8: General

8.1 The Company will make reasonable efforts to comply with all applicable federal and state securities laws. However, the Company will not issue any Shares pursuant to this Plan if their issuance would result in a violation of any such law. If at any time the Committee (other than the Director, if s/he is a member thereof) shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to this Plan upon any securities exchange or under any state or Federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of rights under this Plan or the issue of the Shares, no rights under the Plan may be exercised and the Shares may not be delivered, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee and any delay caused thereby shall in no way affect the minimum service requirement described in Section 4.2.

8.2 By accepting the right to receive the Shares and Dividend Equivalents, the Director recognizes and agrees that the Company, its stockholders and its subsidiaries, and each of their officers, directors, agents and employees, including but not limited to the Board and the Committee, in their oversight or conduct of the business and affairs of the Company and its subsidiaries, or, in the exercise by the Company’s stockholders of their voting rights, may in good faith act or omit to act, or cause the Company and/or a subsidiary to act or omit to act, in a manner that will, directly or indirectly, prevent all or part of the Shares or Dividend Equivalents from becoming deliverable. No provision of this Plan shall be interpreted or construed to impose any liability upon the Company, any stockholder of the Company, any subsidiary, or any officer, director, agent or employee of the Company or any subsidiary, or the Board or the Committee, for any forfeiture of the Shares or Dividend Equivalents or any interest therein that may result, directly or indirectly, from any such action or omission, or shall be interpreted or construed to impose any obligation on the part of any such entity or person to refrain from any such action or omission.

8.3 This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

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Barnes Group Inc.

Executive Office

123 Main Street

Post Office Box 489

Bristol, Connecticut 06011-0489 U.S.A.

2004 BARNES GROUP INC. PROXY

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors unanimously recommends a vote FOR the following nominees:				FOR	AGAINST	ABSTAIN

1. ELECTION OF DIRECTORS FOR A THREE-YEAR TERM (01) John W. Alden (02) George T. Carpenter (03) Frank E. Grzelecki	FOR the nominees listed to the left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for the nominees listed to the left	2. APPROVAL OF THE BARNES GROUP INC. STOCK AND INCENTIVE AWARD PLAN	☐	☐	☐
	☐	☐

				FOR	AGAINST	ABSTAIN

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)			3. APPROVAL OF THE NON-EMPLOYEE DIRECTOR DEFERRED STOCK PLAN, AS FURTHER AMENDED	☐	☐	☐

This proxy is solicited by the Board of Directors. This proxy will be voted in the manner specified herein by the undersigned stockholder(s). Unless otherwise directed, this proxy shall be voted for proposals 1, 2, 3 and 4.
				FOR	AGAINST	ABSTAIN

			4. RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS	☐	☐	☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.	I plan to attend the meeting. ☐

Signature__________________________ Signature____________________________ Date______________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

......................................................................................................................................................................................

éFOLD AND DETACH HEREé

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/b Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone (for residents of the USA or Canada with a touch-tone phone only) 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote by Internet or by telephone, you do NOT need to mail back your proxy card.

2004 BARNES GROUP INC.

ANNUAL MEETING OF STOCKHOLDERS

APRIL 14, 2004 - 11:00 a.m.

HARTFORD FARMINGTON MARRIOTT

15 FARM SPRINGS ROAD, FARMINGTON, CT 06032

The undersigned stockholder(s) of Barnes Group Inc. hereby appoints Signe S. Gates and Monique B. Marchetti, each with the power to appoint her substitute, as the undersigned’s proxies and attorneys-in-fact, to vote all the shares of common stock covered by this proxy at the Annual Meeting of Stockholders on April 14, 2004, or at any adjournment thereof, upon the matters set forth in the Notice of such meeting with all the powers the undersigned would possess if personally present. Either person is individually authorized to vote as specified on proposals 1, 2, 3 and 4, and otherwise in her discretion.

This card also provides confidential voting instructions for shares held in the Barnes Group Inc. Retirement Savings Plan. If you are a participant and have shares of Barnes Group Inc. common stock allocated to your account under this plan, please read the following as to the voting of such shares.

Trustee’s Authorization: The undersigned authorizes Fidelity Management Trust Company, as Trustee of the Barnes Group Inc. Retirement Savings Plan, to vote all shares of the common stock of the Company allocated to the undersigned’s account under such plan at the Annual Meeting of Stockholders or at any adjournment thereof, in accordance with the instructions on the reverse side.

THIS PROXY/VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE.

PLEASE SIGN ON THE REVERSE SIDE.

Address Change/Comments (Mark the corresponding box on the reverse side)

......................................................................................................................................................................................

éFOLD AND DETACH HEREé

YOUR VOTE IS IMPORTANT!

For your convenience, you can vote your shares in one of three ways:

1.	Vote By Internet: http://www.eproxy.com/b: Use the Internet to vote your proxy and help to reduce the Company’s costs. Have your proxy card in hand when you access the web site.

OR

2.	Vote By Telephone: If you are a resident of the U.S.A. or Canada and have a touch tone telephone, you can call the proxy tabulator, Mellon Investor Services LLC, at the toll-free telephone number: 1-800-435-6710 and follow the instructions found on the reverse side of this card on how to vote your shares. There will be no charge to you for the call. If you are not a resident of the U.S.A. or Canada or do not have a touch tone telephone, please vote by Internet or by mailing your proxy. Please note that voting by telephone rather than by mail, will help to reduce the Company’s costs.

OR

3.	Vote By Mail: Mark, sign and date your proxy and return it promptly in the enclosed envelope. Please sign exactly as the name(s) appears on the reverse side. If the shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, general partners and other persons acting in a representative capacity should add their complete titles. When a corporation gives the proxy, an authorized officer should sign.

THANK YOU FOR VOTING